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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

BRANDYWINE REALTY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Shares of Beneficial Interest

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the pervious filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

Brandywine Realty Trust

(4)	Date Filed:

April 1, 2005

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BRANDYWINE REALTY TRUST
401 Plymouth Road
Plymouth Meeting, PA 19462
(610) 325-5600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 2, 2005

Dear Shareholder:

          You are cordially invited to attend the annual meeting of shareholders of Brandywine Realty Trust, a Maryland real estate investment trust, to be held at The Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania on Monday, May 2, 2005, at 10:00 a.m., local time.  The purpose of the meeting is to consider and take action on the proposals listed below and on any other matter that properly comes before the meeting or any adjournment or postponement of the meeting:

          1.          To elect eight Trustees to serve as members of our Board of Trustees until the next annual meeting of shareholders and until their successors are elected and qualified;

          2.          To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2005;

          3.          To consider and vote upon an amendment and restatement of our 1997 Long-Term Incentive Plan to, among other things, increase the aggregate number of our common shares of beneficial interest, par value $.01 per share, that may be issued or the subject of awards under the plan from 5,000,000 to 6,600,000 and increase the per person limitation on awards that may be made under the Plan; and

          4.          To transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

          The Board of Trustees has fixed the close of business on March 23, 2005 as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.  Only holders of record of our common shares of beneficial interest at the close of business on the record date will be entitled to receive notice of and to vote at the meeting and at any adjournments or postponements of the meeting.

Sincerely,

Brad A. Molotsky, Senior Vice President, General Counsel and Secretary

April 1, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY TO VOTE YOUR SHARES.  YOU MAY VOTE YOUR SHARES BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE PAID ENVELOPE PROVIDED.  YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE PROXY CARD.  IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY IN WRITING, BY TELEPHONE OR THROUGH THE INTERNET.

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Brandywine Realty Trust
401 Plymouth Road
Plymouth Meeting, PA  19462
(610) 325-5600

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS

To be held on May 2, 2005

Introduction

          The enclosed proxy is solicited by and on behalf of the Board of Trustees of Brandywine Realty Trust (the “Company”) for use at the annual meeting of shareholders to be held on Monday, May 2, 2005 at 10:00 a.m., local time, and at any postponement or adjournment thereof (the “Meeting”).  This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about April 1, 2005.

          At the Meeting, the holders of record as of the close of business on March 23, 2005 of our common shares of beneficial interest, par value $.01 per share, will be asked to consider and take action on the proposals listed below and on any other matter that properly comes before the Meeting or any adjournment or postponement of the Meeting:

          1.          the election of eight Trustees to serve as members of our Board of Trustees until the next annual meeting of shareholders and until their successors are elected and qualified;

          2.          the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2005; and

          3.          an amendment and restatement of our 1997 Long-Term Incentive Plan to, among other things, increase the aggregate number of common shares of beneficial interest, par value $.01 per share, that may be issued or the subject of awards under the Plan from 5,000,000 to 6,600,000 and increase the per person limitation on awards that may be made under the Plan.

          The Board of Trustees knows of no business that will be presented for consideration at the Meeting other than as set forth above.  If any other matter should be properly presented at the Meeting for action by the shareholders, the persons named in the accompanying proxy card will vote the proxy in accordance with their best judgment on such matter.

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VOTING

How You Can Vote

          You may attend the Meeting and vote your shares in person.  You also may choose to submit your proxies by any of the following methods:

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Voting by Mail.  If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided.  If you sign your proxy card and return it without marking any voting instructions, your shares will be voted FOR the election of all Trustee nominees, FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2005 and FOR the proposed amendment and restatement of our 1997 Long-Term Incentive Plan.  If any other matter should be properly presented at the Meeting for action by the shareholders, the persons named in the proxy card will vote the proxy in accordance with their best judgment on such matter.

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Voting by Telephone.  You may vote your shares by telephone by calling the toll-free telephone number provided on the proxy card.  Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card.  The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded.  If you vote by telephone, you should not return your proxy card.

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Voting by Internet.  You may vote through the Internet by signing on to the website identified on the proxy card and following the procedures described in the website.  Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card.  The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded.  If you vote through the Internet, you should not return your proxy card.

          If you are a shareholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder) you must either direct the record holder of your shares how to vote your shares or obtain a proxy, executed in your favor, from the record holder to be able to vote at the Meeting.

How You May Revoke or Change Your Vote

          You may revoke your proxy at any time before it is voted at the Meeting by any of the following methods:

•	Submitting a later-dated proxy by mail, over the telephone or through the Internet.

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Sending a written notice, including by telegram or telecopy, to the Secretary of the Company.  You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Meeting to:

Brandywine Realty Trust 401 Plymouth Road Plymouth Meeting, Pennsylvania 19462 Attention: Brad A. Molotsky, Secretary

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Attending the Meeting and voting in person.  Your attendance at the Meeting will not in and of itself revoke your proxy.  You must also vote your shares at the Meeting.  If your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the Meeting.

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Record Date, Quorum and Vote Required

          The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is the close of business on March 23, 2005.  The presence, in person or by proxy, of holders of common shares of beneficial interest, par value $.01 per share (“Common Shares”), representing a majority of all votes entitled to be cast at the Meeting will constitute a quorum for the transaction of business at the Meeting.  All valid proxies returned will be included in the determination of whether a quorum is present at the Meeting.  Unless a quorum is present at the Meeting, no action may be taken at the Meeting except the adjournment thereof to a later time.  Abstentions and broker “non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Meeting.  A “broker non-vote” refers to a share represented at the Meeting which is held by a broker or other nominee who has not received instructions from the beneficial owner or person entitled to vote such share and with respect to which, on one or more but not all proposals, such broker or nominee does not have discretionary voting power to vote such share.  As of the Record Date, 55,944,565 Common Shares were issued and outstanding.  Each Common Share is entitled to one vote on each matter to be voted on at the Meeting.  Shareholders have no cumulative voting rights.

          Subject to the presence of a quorum, election of a Trustee nominated for election at the Meeting requires a plurality of all votes cast on the matter.  Shares represented by Proxies marked “For” will be counted in favor of all nominees, except to the extent the Proxy withholds authority to vote for a specified nominee.  Shares represented by Proxies marked “Abstain” or withholding authority to vote will not be counted in favor of any nominee.  Because Trustees elected by shareholders are elected by a plurality vote, abstentions will not affect the election of the candidates receiving the most votes.  IN THE ABSENCE OF SPECIFIC DIRECTION, SHARES REPRESENTED BY A PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES.

          Subject to the presence of a quorum, ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2005 requires the affirmative vote of a majority of all votes cast on the matter.  For purposes of the vote on the proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.  IN THE ABSENCE OF SPECIFIC DIRECTION, SHARES REPRESENTED BY A PROXY WILL BE VOTED “FOR” THE RATIFICATION.

          Subject to the presence of a quorum, approval of the amendment and restatement of the 1997 Long-Term Incentive Plan requires the affirmative vote of a majority of all votes cast on the matter.  For purposes of the vote on the proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.  IN THE ABSENCE OF SPECIFIC DIRECTION, SHARES REPRESENTED BY A PROXY WILL BE VOTED “FOR” THE AMENDMENT.

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PROPOSAL 1:  ELECTION OF TRUSTEES

          The Board of Trustees has nominated the following individuals for election as Trustees at the Meeting:  Walter D’Alessio, Anthony A. Nichols, Sr., Gerard H. Sweeney, D. Pike Aloian, Donald E. Axinn, Wyche Fowler, Michael J. Joyce and Charles P. Pizzi.  The Trustees have no reason to believe that any of the foregoing nominees will be unable or unwilling to be a candidate for election at the time of the Meeting.  If any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or the Board may reduce the number of Trustees.

          Each individual elected as a Trustee at the Meeting will serve until the next annual meeting of shareholders and until his successor is elected and qualified.

          The Board of Trustees unanimously recommends that shareholders vote FOR the election of each of the nominees as Trustees.

Trustees of the Company

          The following table sets forth information with respect to the Trustees nominated for election at the Meeting.

Name	Age	Position

Walter D’Alessio	71	Non-Executive Chairman of the Board and Trustee
Anthony A. Nichols, Sr.	65	Chairman Emeritus and Trustee
Gerard H. Sweeney	48	President, Chief Executive Officer and Trustee
D. Pike Aloian	50	Trustee
Donald E. Axinn	75	Trustee
Wyche Fowler	64	Trustee
Michael J. Joyce	63	Trustee
Charles P. Pizzi	54	Trustee

          The following are biographical summaries of the Trustees identified above:

          Walter D’Alessio, Chairman of the Board and Trustee.  Mr. D’Alessio was first elected a Trustee on August 22, 1996 and was appointed non-executive Chairman of the Board on March 25, 2004.  Since October 2003, Mr. D’Alessio has served as Vice Chairman of NorthMarq Capital, a real estate investment banking firm headquartered in Minneapolis and with offices in Philadelphia, Pennsylvania.  From 1982 until September 2003, he served as Chairman and Chief Executive Officer of Legg Mason Real Estate Services, Inc., a mortgage banking firm headquartered in Philadelphia, Pennsylvania.  Previously, Mr. D’Alessio served as Executive Vice President of the Philadelphia Industrial Development Corporation and Executive Director of the Philadelphia Redevelopment Authority.  He also serves on the Board of Directors of Exelon, Independence Blue Cross, Point Five Technologies, Inc. and the Greater Philadelphia Chamber of Commerce.

          Anthony A. Nichols, Sr., Chairman Emeritus and Trustee.  Mr. Nichols was elected Chairman of the Board on August 22, 1996.  On March 25, 2004, Mr. Nichols became Chairman Emeritus of the Board of Trustees.  Mr. Nichols founded The Nichols Company, a private real estate development company, through a corporate joint venture with Safeguard Scientifics, Inc. and was President and Chief Executive Officer from 1982 through August 22, 1996.  From 1968 to 1982, Mr. Nichols was Senior Vice President of Colonial Mortgage Service Company (now GMAC Mortgage Corporation) and President of Colonial Advisors (the advisor to P.N.B. Mortgage and Realty Trust).  Mr. Nichols has been a member of the National Association of Real Estate Investment Trusts (“NAREIT”) and former member of the Board of Governors of the Mortgage Banking Association and Chairman of

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the Income Loan Committee of the regional Mortgage Bankers Association and the Executive Committee of the Greater Philadelphia Chamber of Commerce.  He is a trustee and member of the Development Committee of Saint Joseph’s University.  He is Chairman of the Advisory Board for the Marine Corps Scarlet and Gold Committee.  His memberships include the National Association of Industrial and Office Parks (“NAIOP”) and the Urban Land Institute (“ULI”).

          Gerard H. Sweeney, President, Chief Executive Officer and Trustee.  Mr. Sweeney has served as President and Chief Executive Officer of the Company since August 8, 1994 and as President since November 9, 1988.  He was first elected a Trustee on February 9, 1994.  Prior to August 1994, in addition to serving as President of the Company, Mr. Sweeney served as Vice President of LCOR, Incorporated (“LCOR”), a real estate development firm.  Mr. Sweeney was employed by the Linpro Company (a predecessor of LCOR) from 1983 to 1994 and served in several capacities, including Financial Vice President and General Partner.  During this time, Mr. Sweeney was responsible for the development, marketing, management, construction and financial oversight of a diversified portfolio consisting of urban high-rise, mid-rise, flex, warehouse and distribution facilities, retail and apartment complexes.  Mr. Sweeney is a member of NAREIT, the Real Estate Roundtable, the World Affairs Council and ULI.  Mr. Sweeney is also a board member of Cypress Communications Holding Co., Inc., the Pennsylvania Academy of the Fine Arts, Chairman of the Schuylkill River Development Corporation and a board member of the Philadelphia Academies, Independence Seaport Museum and WHYY.

          D. Pike Aloian, Trustee.  Mr. Aloian was first elected a Trustee on April 19, 1999.  Mr. Aloian is a managing director of Rothschild Realty, a real estate investment management firm based in New York that specializes in providing growth capital to public and private real estate companies.  At Rothschild, Mr. Aloian is responsible for originating investment opportunities, for negotiating and structuring transactions and for monitoring the investments over their respective lives.  Mr. Aloian is a Director of EastGroup Properties, CRT Properties, Inc., Merritt Properties, Advance Realty Group and Victory Real Estate Investments, LLC.  He is an adjunct professor of the Columbia University Graduate School of Business.  Mr. Aloian graduated from Harvard College in 1976 and received an M.B.A. from Columbia University in 1980.  Mr. Aloian was initially elected to the Board of Trustees in April 1999 in connection with the Company’s issuance to Five Arrows Realty Securities III L.L.C. (“Five Arrows”) of a series of preferred shares of beneficial interest and warrants exercisable for Common Shares.  The right of Five Arrows to elect a Trustee to the Board terminated on December 30, 2003 when a portion of the preferred shares held by Five Arrows was redeemed and the balance was converted into Common Shares.

          Donald Everett Axinn, Trustee.  Mr. Axinn was first elected a Trustee on October 6, 1998.  Mr. Axinn is the founder and chairman of the Donald E. Axinn Companies, an investment firm and developer of office and industrial parks throughout the New York metropolitan area.  He has published two novels and eight books of poetry, and has produced a film, SPIN, from his novel of the same name.  He has served on the board of The American Academy of Poets, the advisory board for Poet Laureate Robert Pinsky, and was recently Chairman of The Nature Conservancy, Long Island Chapter.  A graduate of Middlebury College and holder of a master’s degree in Humanities, he has also been awarded five honorary doctorates.  Mr. Axinn has also served as an Associate Dean of Arts and Sciences at Hofstra University.  In 1983, he co-founded the Interfaith Nutrition Network, which provides shelters and kitchens for the homeless and hungry on Long Island.

          Wyche Fowler, Trustee.  Mr. Fowler was first elected a Trustee on September 1, 2004.  Mr. Fowler served as a member of the U.S. House of Representatives (1977-1986) and U.S. Senate (1987-1992) and as ambassador to Saudi Arabia (1996-2001).  Mr. Fowler received an A.B. degree in English from North Carolina’s Davidson College in 1962 and a J.D. from Emory University in 1969.  Mr. Fowler serves on a number of corporate and academic boards, including the Philadelphia Stock Exchange, Global Green and Davidson College, and Mr. Fowler is board chair of the Middle East Institute, a nonprofit research foundation in Washington, D.C.

          Michael J. Joyce, Trustee.  Mr. Joyce was first elected a Trustee on June 1, 2004.  From 1995 until his retirement from Deloitte & Touche in May 2004, Mr. Joyce served as Managing Partner for New England of Deloitte & Touche, an international accounting firm.  Prior to that, he was, for ten years, Managing Partner for Philadelphia for Deloitte & Touche.  Mr. Joyce is a director of Heritage Property Investment Trust, Inc., A.C. Moore Arts and Crafts, Inc. and Allegheny Technologies Inc. and also serves on the Board of Overseers of the Boston Symphony Orchestra.

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          Charles P. Pizzi, Trustee.  Mr. Pizzi was first elected a Trustee on August 22, 1996.  Mr. Pizzi is the President and Chief Executive Officer of Tasty Baking Company, a position he assumed on October 7, 2002.  Mr. Pizzi served as President and Chief Executive Officer of the Greater Philadelphia Chamber of Commerce from 1989 until October 7, 2002.  Mr. Pizzi is a Director of Tasty Baking Company and Vestaur Securities, Inc. and serves on a variety of civic, educational, charitable and other boards, including the boards of Drexel University, Philadelphia Stock Exchange, Independence Blue Cross, the United Way of Southeastern Pennsylvania and Day & Zimmermann, Inc.

Committees of the Board of Trustees

          The Board of Trustees has standing Audit, Corporate Governance, Compensation and Executive Committees.

          Audit Committee.  The Audit Committee assists the Board of Trustees in overseeing:  (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independence and qualifications of the Company’s independent registered public accounting firm; and (iv) the performance of the Company’s internal audit function and independent registered public accounting firm.  The Audit Committee’s charter was adopted by the full Board in December 1999 and amended most recently in 2004.  A copy of the charter of the Audit Committee, as amended, is attached to this Proxy Statement as Appendix A and is available on the Company’s website (www.brandywinerealty.com).  The Company’s Code of Business Conduct and Ethics includes information regarding procedures established by the Audit Committee for the submission of complaints about the Company’s accounting or auditing matters.  The Code of Business Conduct and Ethics is available on the Company’s website.  The Audit Committee met 12 times in 2004.  In addition, the Audit Committee met three times in 2005 with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, to discuss the 2004 audit and the Company’s internal control over financial reporting.

          The Audit Committee currently consists of Messrs. Aloian (Chair), Joyce and Pizzi, each of whom is independent within the meaning of the Securities and Exchange Commission (“SEC”) regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Principles.  Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements.  Each of Messrs. Aloian and Joyce is qualified as an “audit committee financial expert” within the meaning of SEC regulations.  The Board reached its conclusion as to the qualifications of each of Messrs. Aloian and Joyce based on his education and experience in analyzing financial statements of a variety of companies.  In addition to serving on the Audit Committee, Mr. Joyce currently serves on the audit committees of three other public companies (Heritage Property Investment Trust, Inc., A.C. Moore Arts and Crafts, Inc. and Allegheny Technologies Inc.).  Consistent with New York Stock Exchange listing standards, the Board determined that his concurrent service on these committees does not impair his ability to effectively serve on the Company’s Audit Committee.

          Corporate Governance Committee.  The Corporate Governance Committee is responsible for:  (i) identifying individuals qualified to become Board members and recommending to the Board the nominees for election to the Board; (ii) recommending to the Board any changes in the Company’s Corporate Governance Principles; (iii) leading the Board in its annual review of the Board’s performance, and making recommendations to the Board regarding Board organization, membership, function and effectiveness, as well as committee structure, membership, function and effectiveness; (iv) recommending to the Board trustee nominees for each Board committee; (v) reviewing the Company’s efforts to promote diversity among trustees, officers, employees and contractors; and (vi) arranging for an orientation for all trustees.

          The charter of the Corporate Governance Committee is available on the Company’s website (www.brandywinerealty.com).  The Corporate Governance Committee met three times in 2004.

          The Corporate Governance Committee currently consists of Messrs. Fowler (Chair), Aloian and D’Alessio.  All of the members of the Corporate Governance Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Principles.

          Compensation Committee.  The Compensation Committee is authorized to determine compensation for the Company’s senior executives.  The charter of the Compensation Committee is available on the Company’s website.

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The Compensation Committee met four times in 2004.  In addition, the Compensation Committee met one time in 2005 to address 2004 executive compensation.

          The Compensation Committee currently consists of Messrs. Pizzi (Chair), D’Alessio and Joyce. All of the members of the Compensation Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Principles.

          Executive Committee.  The Executive Committee has been delegated all powers of the Board of Trustees except the power to:  (i) declare dividends on shares of beneficial interest; (ii) issue shares of beneficial interest (other than as permitted by the Bylaws); (iii) recommend to shareholders any action that requires shareholder approval; (iv) amend the Bylaws of the Company; and (v) approve any merger or share exchange which does not require shareholder approval.  The Executive Committee did not meet in 2004.

          The Executive Committee currently consists of Messrs. D’Alessio, Nichols and Sweeney.

Meetings of Trustees and Annual Meeting of Shareholders

          The Board of Trustees held nine meetings in 2004.  Each incumbent Trustee attended at least 75% of the meetings of the Board of Trustees that were held following his election and at least 75% of the meetings held by all committees on which he served.  In addition, the Board holds regular informational sessions with the Company’s President and Chief Executive Officer.  During 2004, the Board held five such informational sessions.

          It is the policy of the Company that all of its Trustees attend annual meetings of shareholders except where the failure to attend is due to unavoidable circumstances or conflicts.  All of the Trustees who were Trustees in May 2004 attended the Company’s annual meeting of shareholders in May 2004.

Independence Determination

          No Trustee is deemed to be independent unless the Board affirmatively determines that the Trustee has no material relationship with the Company, directly or as an officer, share owner or partner of an organization that has a material relationship with the Company.  In assessing Trustee independence, the Board considers all commercial, charitable or other business relationships any Trustee may have with the Company and its affiliates, including those reported under “Certain Relationships and Related Transactions” below.  As a result of its review, the Board affirmatively determined that all Trustees (other than Messrs. Nichols and Sweeney) are independent of the Company and its management under the standards of the New York Stock Exchange and those set forth in the Company’s Corporate Governance Principles and that the Audit Committee, Corporate Governance Committee and Compensation Committee are comprised exclusively of independent Trustees.  Mr. Nichols is not considered independent because of his status as a former Company executive and Mr. Sweeney is not considered independent because of his position as President and Chief Executive Officer of the Company.

Compensation of Trustees

The Company’s Trustees (other than Mr. Sweeney) currently receive the following compensation:

•	$35,000 annual fee payable in cash or Common Shares, at each Trustee’s election;

•	$25,000 annually in “restricted” Common Shares that vest in three equal annual installments (valued at the closing price of the Common Shares on the date of the annual meeting of shareholders);

•	$1,500 for participation in each meeting and informational session of the Board of Trustees;

•	$1,000 for participation by a member of a Board committee in each meeting of the committee;

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$10,000 annual fee for the Chair of the Board; $7,500 annual fee for the Chair of the Audit Committee; $6,000 annual fee for the Chair of the Compensation Committee; and $5,000 annual fee for the Chair of the Corporate Governance Committee.

Trustees are also reimbursed for expenses of attending Board and Board committee meetings.

          Each restricted Common Share awarded as part of the annual grant entitles the holder to receive cash distributions and voting rights equivalent to the distribution and voting rights on a Common Share that is not subject to any restrictions.  A restricted Common Share is subject to forfeiture in the event that the Trustee terminates service on the Board prior to the applicable vesting date for reasons other than death, disability or a change of control of the Company.  Trustees may elect to defer the receipt of all or a portion of their $35,000 annual fee and $1,500 per Board meeting fee into the Company’s deferred compensation plan.

Corporate Governance

          Lead Independent Trustee:  Mr. D’Alessio, Chairman of the Board, is our lead independent Trustee, with responsibility to preside at executive sessions of non-management Trustees, oversee the agenda of Board meetings and be available to shareholders and other parties interested in communicating with our non-management Trustees.

          Meetings of Non-Management Trustees:  The non-management members of the Board hold regularly scheduled meetings.  Mr. D’Alessio, as lead independent Trustee, presides at these meetings.

          Executive and Trustee Share Ownership Requirements:  We maintain minimum share ownership requirements for our executives and Trustees.  Officers are required to own, within five years of their election as an officer but no earlier than May 2007, Common Shares (or Common Share equivalents under the Company’s deferred compensation plan) having a market value at least equal to the following multiples of their base salary: (i) six times for the President and Chief Executive Officer; (ii) four times for Senior Vice Presidents; and (iii) two times for Vice Presidents and other officers.  Trustees are required to own, within four years of their election to the Board but no earlier than May 2008, Common Shares having a market value at least equal to three times their $35,000 annual base compensation except if the Trustee is restricted from personal ownership of Common Shares under an employment policy of the Trustee’s employer.

          Code of Conduct:  We maintain a Code of Business Conduct and Ethics, a copy of which is available on our website (www.brandywinerealty.com), applicable to our executives, employees and Trustees.  The Code of Business Conduct and Ethics reflects and reinforces our commitment to integrity in the conduct of our business.  Any waiver of the Code for executive officers or Trustees may only be made by the Board or by the Audit Committee (which is composed solely of independent Trustees) and will be disclosed promptly as required by law or stock exchange regulation.

          Website Disclosures:  We post on our website (www.brandywinerealty.com) the charters of each of the Audit, Corporate Governance, Compensation and Executive Committees, the Corporate Governance Principles and the Code of Business Conduct and Ethics.  A copy of each of these documents may also be obtained upon request from the Secretary, Brandywine Realty Trust, 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462.

Trustee Nominations

          In making its recommendations as to nominees for election to the Board, the Corporate Governance Committee may consider, in its sole judgment, recommendations of the President and Chief Executive Officer, other Trustees, senior executives, shareholders and third parties.  The Corporate Governance Committee may also retain third-party search firms to identify candidates.  Shareholders desiring to recommend nominees should submit their recommendations in writing to Brad A. Molotsky, Secretary, Brandywine Realty Trust, 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462.  Recommendations from shareholders should include pertinent information concerning the proposed nominee’s background and experience.

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          The Board’s Corporate Governance Principles set forth qualifications for Trustee nominees and include a nominee’s:

•	personal ethics, integrity and values;

•	inquiring and independent mind;

•	practical wisdom and mature judgment;

•	broad training and experience at the policy making level in business, government, education or technology;

•	willingness to devote the required amount of time to fulfill the duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of years in order to develop knowledge about the Company’s operations; and

•	involvement in activities or interests that do not create a conflict with the nominee’s responsibilities to the Company and its shareholders.

The Committee also considers such other factors as it deems appropriate, including the current composition of the Board.

          If the Committee decides, on the basis of its preliminary review of a candidate, to proceed with further consideration of the candidate, members of the Committee, as well as other members of the Board as appropriate, interview the candidate.  After completing this evaluation and interview, the Committee make a recommendation to the full Board, which makes the final determination whether to nominate or appoint the candidate as a new Trustee.

Communications with the Board

          Shareholders and other parties interested in communicating directly with the lead independent Trustee or with the non-management Trustees as a group may do so by writing to Lead Independent Trustee, Brandywine Realty Trust, 401 Plymouth Road, Suite 500, Plymouth Meeting, Pennsylvania 19462.

          In addition, any shareholder or interested party who wishes to communicate with the Board or any specific Trustee, including non-management Trustees, may write to Board of Trustees, Brandywine Realty Trust, 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462.

          Depending on the subject matter, management will:

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forward the communication to the Trustee or Trustees to whom it is addressed.  (For example, if the communication received deals with questions or complaints regarding accounting, it will be forwarded by management to the Chairman of the Audit Committee for review);

•
attempt to handle the inquiry directly (for example, where the communication is a request for information about the Company or its operations that does not appear to require direct attention by the Board or an individual Trustee); or

•	not forward the communication if it is primarily commercial in nature or relates to an improper or irrelevant topic.

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          At each meeting of the Board, the Chairman of the Board will present a summary of all communications (if any) received since the last meeting of the Board that were not forwarded and will make those communications available to any Trustee upon request.

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EXECUTIVES AND EXECUTIVE COMPENSATION

Executive Officers

          The following are biographical summaries of the executive officers of the Company who are not Trustees:

          H. Jeffrey DeVuono, Senior Vice President – Operations – Urban Division.  Mr. DeVuono, age 39, became an officer of the Company on January 15, 1997.  From January 1993 until that time,  he was employed in several capacities by LCOR, Incorporated, a real estate development firm.  Mr. DeVuono serves on the board of the Pennsylvania Economy League and Crossing the Finish Line.  He is a member of CoreNet, NAREIT, NAIOP and the Zell/Lurie Real Estate Center.

          Christopher P. Marr, Senior Vice President and Chief Financial Officer.  Mr. Marr, age 40, became Senior Vice President and Chief Financial Officer of the Company in August 2002.  Prior to joining the Company, Mr. Marr was employed by Storage USA, Inc. from 1994 to 2002.  In 1998, Mr. Marr became Chief Financial Officer at Storage USA, Inc.  Prior to its acquisition in April 2002 by Security Capital Group, Inc. (which was acquired in 2002 by General Electric Capital Corporation), Storage USA, Inc. was a publicly traded Real Estate Investment Trust with a total market capitalization of approximately $2.0 billion.  From 1986 until 1994, Mr. Marr was employed by Coopers & Lybrand.  Mr. Marr serves on the board of The Tyler Arboretum.

          Brad A. Molotsky, Senior Vice President, General Counsel and Secretary.  Mr. Molotsky, age 40, became General Counsel and Secretary of the Company in October 1997 and became a Senior Vice President in December 2004.  Prior to joining the Company, Mr. Molotsky was an attorney at Pepper Hamilton LLP, Philadelphia, Pennsylvania.  Mr. Molotsky is a member of NAREIT, the Real Estate Roundtable – Building Security Taskforce and a board member of the Philadelphia Chapter of NAIOP.

          Anthony S. Rimikis, Senior Vice President – Development Services.  Mr. Rimikis, age 56, became an executive of the Company on October 13, 1997.  From January 1994 until October 1997, Mr. Rimikis served as Vice President of Emmes Realty Services, Inc., a New York-based real estate services company, where he managed the company’s construction and development activities in New Jersey and Maryland.  Prior to joining Emmes, he served as Vice President of Development for DKM Properties Corp. from 1988 to 1994.  Mr. Rimikis is an active member of the Urban Land Institute, and currently serves on the Executive Committee of the Philadelphia Chapter.

          David Ryder, Senior Vice President – Operations – Western Pennsylvania Region.  Mr. Ryder, age 49, became an officer of the Company on March 1, 2004.  Prior to joining the Company, Mr. Ryder was a Senior Vice President of Office Properties for CB Richard Ellis, where he enjoyed a 24 year career as both tenant and owner representative with responsibilities for more than 600 transactions involving the sale or lease of approximately 9.0 million square feet of office space.  Mr. Ryder was an 11 year member of the Top Ten Forum in Philadelphia, which recognizes top commercial real estate producers, and in 1997 was a member of the Colbert Coldwell Circle, which recognizes the top 3% of its sales force annually.

          George D. Sowa, Senior Vice President – Operations – NJ/Bucks County Region.  Mr. Sowa, age 45, became an officer of the Company on April 13, 1998.  Prior to joining the Company, Mr. Sowa was employed by Keating Development Company, a real estate development firm, from 1997 to 1998, as a Development Manager.  Mr. Sowa was also employed by LCOR, Incorporated as Director of Development/Operations from 1989 to 1997.

          Timothy M. Martin, Vice President – Finance and Chief Accounting Officer.  Mr. Martin, age 34, joined the Company on April 27, 1997 as Director of Financial Reporting and assumed his current position on April 1, 2004.  From 1993 to 1997, Mr. Martin served as a member of the audit staff of Arthur Andersen, LLP’s Philadelphia office, specializing in real estate.

          William D. Redd, Vice President – Operations – Virginia Region.  Mr. Redd, age 49, became an officer of the Company on June 1, 1999.  Prior to joining the Company, Mr. Redd was a partner with Childress Klein Properties, a privately-held real estate firm headquartered in Charlotte, North Carolina.

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          Philip M. Schenkel, Vice President – Operations – Northern Pennsylvania Region.  Mr. Schenkel, age 41, joined the Company is 1998 and became a Vice President of the Company in December 2000.  Prior to joining the Company, Mr. Schenkel was employed by Atlantic American Properties, a real estate development and management firm, where he served as an Asset Manager from 1997 to 1998.  Mr. Schenkel was employed by Bell Atlantic Properties, as an Asset Manager and a Regional Director of Leasing, from 1990 to 1997.

Cash and Non-Cash Compensation Paid to Executive Officers

          The following tables and footnotes set forth information concerning the compensation paid by the Company for the years ended December 31, 2004, 2003 and 2002: (i) to the Company’s President and Chief Executive Officer and (ii) to each of the four other most highly compensated executive officers in 2004 who were serving as executive officers at December 31, 2004 (the “Named Executive Officers”).

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Summary Compensation Table

			Annual Compensation			Long-Term Compensation

						Awards			Payouts

Name and Principal Position	Year (1)		Salary	Bonus (3)	Other Annual Compensation (4)	Restricted Share Awards (5)	Securities Underlying Options (#)		LTIP Payouts ($)		All Other Compensation ($) (8)

Gerard H. Sweeney	2004		$382,000	$900,000	$55,588	$1,000,000	—		—		$36,960
President and Chief	2003		$363,249	$750,000	$19,854	$812,528	—		$583,617	(7)	$10,477
Executive Officer	2002		$336,417	$550,000	$14,558	$812,517	100,000	(6)	$568,111	(7)	$30,911
Christopher P. Marr	2004		$291,000	$305,000	$10,315	$300,000	—		—		$20,190
Senior Vice President	2003		$286,833	$250,000	—	$225,006	—		—		$15,786
and Chief Financial Officer	2002	(2)	$106,433	$115,000	—	$206,264	—		—		$150,000	(9)
Brad A. Molotsky	2004		$228,500	$255,000	$22,500	$250,000	—		—		$15,990
Senior Vice President,	2003		$216,833	$175,000	$7,719	$160,011	—		—		$14,735
General Counsel and	2002		$201,000	$150,000	$6,617	$150,006	—		—		$13,727
Secretary
Anthony S. Rimikis	2004		$229,700	$150,000	$13,235	$160,000	—		—		$17,494
Senior Vice President –	2003		$213,033	$160,000	$7,062	$160,011	—		—		$16,422
Development Services	2002		$192,200	$150,000	$6,617	$138,763	—		—		$12,699
George D. Sowa	2004		$214,700	$110,000	$7,765	$100,000	—		—		$13,710
Senior Vice President –	2003		$213,033	$100,000	$2,645	$80,005	—		—		$14,640
Operations	2002		$200,000	$150,000	$3,973	$100,017	—		—		$13,402

(1)	Compensation is reportable in the year in which the compensable service was performed even if the compensation was paid in a subsequent year.

(2)	Mr. Marr became an employee of the Company on August 15, 2002.

(3)
Bonus amounts for 2004, which were approved by the Compensation Committee, were paid as follows:  (i) 25% either in Common Shares or a Common Share equivalent in an investment account established under the Company’s deferred compensation plan, with each share or share equivalent valued at $28.64 per share (the closing price of a Common Share on February 9, 2005) and (ii) 75%, at the election of the applicable executive, in any combination of cash and Common Shares (or a Common Share equivalent under the deferred compensation plan), with each share or share equivalent valued at 85% of the closing price of a Common Share on February 9, 2005.  Notwithstanding the general approach, any executive who meets the share ownership requirement applicable to him as of the date of the bonus award, as set forth in the Company’s Corporate Governance Principles, is not required to take any portion of his bonus in Common Shares (or Common Share equivalents) and is entitled to the 15% discount referred to above on any portion of the bonus taken in Common Shares (or Common Share equivalents).  The portion of the Common Shares (or the Common Share equivalents) received as a result of the discounted purchase price is subject to transfer restrictions until December 31, 2006.  Bonus amounts for 2003 and 2002 were approved and paid in a manner comparable to the manner described in the first sentence of this paragraph for 2004 bonus amounts.

(4)	Represents the difference between the price paid for the Common Shares and the market price of such shares on the date of acquisition.

(5)
Restricted Common Shares for each of 2004, 2003 and 2002 were awarded in February 2005, March 2004 and February 2003, respectively, and vest in five equal annual installments commencing on January 1 of the year following the year of award.  All restricted Common Shares vest upon a change of control of the Company, death or disability.  The holder of restricted Common Shares is entitled to vote the shares and to receive distributions on the shares from the date of award.  Vesting of the restricted Common Shares is not

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subject to performance-based conditions.  The total number of unvested restricted Common Shares held by each Named Executive Officer at December 31, 2004 and the value of such unvested restricted Common Shares at December 31, 2004 are shown in the following table:

Name	Total Number of Unvested Restricted Common Shares	Aggregate Value at December 31, 2004

Gerard H. Sweeney	143,409	$4,214,791
Christopher P. Marr	21,483	$631,385
Brad A. Molotsky	14,359	$422,011
Anthony S. Rimikis	15,083	$443,289
George D. Sowa	11,068	$325,289

(6)	The options are exercisable for Common Shares, and vested in three equal annual installments on January 1, 2003, 2004 and 2005.

(7)
In February 2000, the Company loaned Mr. Sweeney $1.5 million solely to enable him to purchase 96,000 Common Shares.  The loan, which bore interest at the lower of the Company’s cost of funds or a rate based on the dividend payable on the Common Shares, was subject to forgiveness over a three-year period, with the amount of forgiveness tied to the Company’s total shareholder return compared to the total shareholder return of a peer group of companies.  During each of 2001, 2002 and 2003, one-third of the principal amount of the loan, together with accrued interest thereon, was forgiven in accordance with the terms of the loan.  Accordingly, the loan is no longer outstanding.

(8)	Includes employer matching and profit sharing contributions to the Company’s 401(k) retirement and profit sharing plan and deferred compensation plan and life insurance premiums.

(9)	Represents a relocation allowance.

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Stock Options Held by Executive Officers at December 31, 2004

          The following table sets forth certain information regarding options for the purchase of Common Shares that were exercised by Named Executive Officers during the year ended December 31, 2004 and the unexercised options held by Named Executive Officers at December 31, 2004.

Aggregated Options/SAR Exercises in Last Fiscal Year
And Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SAR at FY- End (#) Exercisable/ Unexercisable (1)	Value of Unexercised In-the- Money Options at FY End ($) Exercisable/ Unexercisable

Gerard H. Sweeney President and Chief Executive Officer	N/A	N/A	1,131,823/33,333	$3,389,673/$329,663
Christopher P. Marr Senior Vice President and Chief Financial Officer	N/A	N/A	0/0	$0/$0
Brad A. Molotsky Senior Vice President, General Counsel and Secretary	6,594	$30,939	41,037/0	$39,834/$0
Anthony S. Rimikis Senior Vice President – Development Services	3,000	$12,210	44,631/0	$54,713/$0
George D. Sowa Senior Vice President – Operations	N/A	N/A	22,631/0	$42,633/$0

(1)
Upon a change of control of the Company, unexercised options held by Messrs. Molotsky, Rimikis and Sowa convert into 3,296, 3,715 and 2,640 Common Shares, respectively.  Similarly, 1,018,489 of the options held by Mr. Sweeney convert into 118,812 Common Shares upon a change of control.  The number of Common Shares issuable upon a change of control is subject to a proportional reduction in the event of any prior option exercise.

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Equity Compensation Plan Information as of December 31, 2004

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	2,008,022	(2)	26.89	1,228,681
Equity compensation plans not approved by security holders	—		—	—
Total	2,008,022	(2)	26.89	1,228,681

(1)	Relates to the Company’s 1997 Long-Term Incentive Plan and 46,667 options awarded prior to adoption of the 1997 Long-Term Incentive Plan.

(2)	Does not include 295,320 unvested restricted Common Shares awarded under the 1997 Long-Term Incentive Plan outstanding at December 31, 2004.

Employment Agreements

          Mr. Sweeney has an employment agreement with the Company.  In February 2005, the Compensation Committee approved a revision of the agreement which extended the term of the agreement through May 7, 2008.  The revised employment agreement provides that if the term of Mr. Sweeney’s employment is not extended upon expiration, the Company will be obligated to provide him with a severance benefit during the one-year period following expiration of the term equal to the sum of his prior year salary and bonus as well as health care benefits.  Mr. Sweeney’s agreement, as amended, provides for an annual base salary of $350,000; $70,000 per year for financial planning and other activities; and a $12,000 per year automobile allowance.  The agreement entitles Mr. Sweeney to a payment equal to 2.99 times the sum of his annual salary and annual and long-term bonus upon:  (i) termination of his employment without cause, (ii) his resignation “for good reason” or (iii) his death.  Resignation by Mr. Sweeney within six months following a reduction in his salary, an adverse change in his status or responsibilities, certain changes in the location of the Company’s headquarters or a change in control of the Company would each constitute a resignation “for good reason.”

          Effective as of December 31, 2001, the then-existing employment agreement of Mr. Nichols (formerly Chairman of the Board and currently Chairman Emeritus) was terminated and replaced with a new agreement.  The replacement agreement requires Mr. Nichols to provide advice on strategic planning, business development initiatives and special research projects.  The replacement agreement initially had a term that extended through December 31, 2004 and provided for an annual salary equal to $360,996 plus $15,000 per year for financial planning services.  In March 2004, the Board authorized an amendment to the replacement agreement.  In the amendment, the Company agreed: (i) to use commercially reasonable efforts to cause Mr. Nichols to be nominated for election to the Board at each annual meeting of shareholders held prior to December 31, 2006; (ii) to pay Mr. Nichols compensation for service on the Board in the same amount that the Company pays a non-employee Trustee for service on the Board; (iii) to pay Mr. Nichols $15,000 per year for financial planning services and $20,000 per year

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for community participation services, in each case through December 31, 2006; and (iv) to continue to provide Mr. Nichols with health care and life insurance benefits through December 31, 2010.  The amendment did not extend the Company’s agreement to pay Mr. Nichols a $360,996 annual salary beyond December 31, 2004.

Severance Agreements

          The Company has severance agreements with its officers.  Under the agreements, if the employment of an executive terminates within a specified period of time following the date that the Company undergoes a “change in control” (as defined in the agreements) (such period being two years from the date of the change of control for the Company’s six Senior Vice Presidents and one year for each of the Company’s other officers entering into such agreements) then the executive will be entitled to a severance payment in an amount based on a multiple of his salary and annual and long-term bonus.  For the Company’s Senior Vice President and Chief Financial Officer and Senior Vice President and General Counsel, the multiple is 2.25; for other Senior Vice Presidents, the multiple is 1.75; for the Vice President and Chief Accounting Officer and Vice President – Investments, the multiple is 1.50; and for the Company’s other Vice Presidents, the multiple is 1.00.  The agreements also provide for a comparable payment to or for the benefit of an executive (or his or her estate) who dies or becomes disabled while employed with the Company.

401(k) Plan

          The Company maintains a Section 401(k) and Profit Sharing Plan (the “401(k) Plan”) covering eligible employees.  The 401(k) Plan permits eligible employees to defer up to a designated percentage of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code.  The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan.  The Company reserves the right to make matching contributions or discretionary profit sharing contributions.  The 401(k) Plan is designed to qualify under Section 401 of the Code so that contributions by employees or the Company to the 401(k) Plan and income earned on plan contributions are not taxable to employees until such amounts are withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made.

Deferred Compensation Plan

          The Company’s Executive Deferred Compensation Plan (the “EDCP”) provides senior Company executives and Trustees with the opportunity to defer a portion of their base salary and bonus (or, in the case of Trustees, annual retainer and Board fees) on a tax-deferred basis.  If a participant’s matching contributions under the Company’s 401(k) plan are limited due to participation in the EDCP or as a result of limitations on matching contributions imposed by the Internal Revenue Code, the Company makes a matching contribution only to the extent the participant defers an amount under the EDCP at least equal to the amount that would have been required if the matching contribution had been made under the Company’s 401(k) plan.  The Company reserves the right to make matching contributions for executives on deferred amounts and to make a discretionary profit sharing contribution for executives on compensation in excess of $210,000.  Participants elect the timing and form of distribution.  Distributions are in the form of a lump sum or installments and can commence in-service, after a required minimum deferral period, or upon retirement.  Participants elect the manner in which their accounts are deemed invested during the deferral period.  One of the deemed investment options is a hypothetical investment fund consisting of Common Shares.  Because the EDCP is a “nonqualified” deferred compensation plan, the Company is not obligated to invest deferred amounts in the selected manner or to set aside any deferred amounts in trust.  In general, compensation subject to a deferral election, matching contributions and profit sharing contributions are not includible in a participant’s taxable income for federal income tax purposes until the participant receives a distribution from the EDCP.  The Company is not entitled to a deduction until such amounts are distributed.

Compensation Committee Interlocks and Insider Participation

          The Compensation Committee of the Board of Trustees is currently comprised of Charles P. Pizzi (Chair), Walter D’Alessio and Michael J. Joyce, none of whom is an executive of the Company.

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Certain Relationships and Related Transactions

          Redemption and Purchase from Commonwealth Atlantic Operating Properties Inc.  In February 2004, the Company’s operating partnership subsidiary redeemed 1,950,000 Series B Preferred Units in the operating partnership for an aggregate price of $93.0 million, together with accrued but unpaid distributions from January 1, 2004.  The Series B Preferred Units were issued in 1998 as part of the Company’s acquisition of a portfolio of properties from LF Strategic Realty Investors L.P. (“LFSRI”) and its affiliates.  In this 1998 transaction, LFSRI obtained a contractual right to designate a nominee to serve on the Board and Robert C. Larson served as such designee.  LFSRI’s Board designation right terminated by virtue of the redemption of Series B Preferred Units.  Mr. Larson, who retired from our Board on September 24, 2004, was a director of Commonwealth Atlantic Operating Properties, Inc., the LFSRI affiliate that owned the Series B Preferred Units.

          Employee Share Purchase Loans.  In 1998, the Board authorized the Company to make loans totaling $5.0 million to enable employees of the Company to purchase Common Shares.  In 2001, the Board increased the loan authorization by $2.0 million.  The outstanding principal balances of the loans to executives officers that participated in the loan program at December 31, 2004 were as follows:  Mr. Sweeney ($300,003), Mr. DeVuono ($49,993) and Mr. Redd ($9,991).  Proceeds of the loans were used solely to fund the purchase of Common Shares.  The loans have five-year terms, are full recourse and are secured by the Common Shares purchased.  Interest accrues on the loans at the lower of the interest rate borne on borrowings under the Company’s revolving credit facility or a rate based on the dividend payments on the Common Shares and is payable quarterly.  For the quarter ended December 31, 2004, this rate was 2.77% per annum.  The principal of the loans is payable at the earlier of the stated maturity date and 90 days following termination of the applicable employee’s employment with the Company.

          Pending Acquisition.  In 1998, we acquired a portfolio of properties from Donald E. Axinn and affiliates.  Upon completion of our acquisition, Mr. Axinn joined our Board.  As we have discussed in earlier reports, our 1998 agreement provides for our acquisition in September 2005 of an approximately 141,724 square foot office building located at 101 Paragon Drive, Montvale, New Jersey for $11.0 million from an entity primarily owned and controlled by Mr. Axinn.  Under the agreement, we would acquire the office building free and clear of the existing mortgage.  As part of our agreement to acquire 101 Paragon, we paid Mr. Axinn $500,000 in 1998 and received the right to receive the excess of rental payments from the tenant at the property over the debt service on the mortgage that encumbers the property.  On March 16, 2005, our Board approved a modification to our 1998 agreement.  Mr. Axinn abstained from participation in the Board’s deliberation as to, and approval of, this modification.  The modified arrangement provides for the following: (i) Mr. Axinn will pay us $500,000; (ii) our obligation to fund $11.0 million to acquire 101 Paragon will be deferred for approximately five years from September 2005and the amount of our obligation will be reduced to $5.5 million, with Mr. Axinn assuming responsibility to fund the remaining $5.5 million; and (iii) we and Mr. Axinn will share equally in any net cash flow and in any proceeds of a sale of 101 Paragon, and we will each be required to fund any operating expenses associated with ownership of 101 Paragon.  The modification contemplates that the following related events will occur: (i) the maturity date of the existing mortgage loan will be extended by approximately five years from September 2005 and the interest rate on the mortgage loan will be fixed at 5.65% per annum and (ii) the lease of the property to an unaffiliated third party will be extended by approximately five years on market terms (with termination rights after 18 and 36 months upon payment by the tenant of a termination fee).  Mr. Axinn will fund brokerage and lender fees and similar transaction costs associated with the modification.  Our Board approved the proposed modification because it believes that the reduction of our commitment to acquire ownership of a single building that is outside of our current core markets is in our best interests and because it believes that the economics of the modification are on terms favorable to us.  We anticipate that consummation of the modification will occur following preparation of customary documentation.

          Minority Interest in Subsidiary.  The Company owns a ninety-five percent interest in a taxable REIT subsidiary through which it historically conducted certain third party management activities, with the remaining five percent owned by Messrs. Nichols and Sweeney. This subsidiary has not made distributions to Messrs. Nichols or Sweeney, nor does the Company expect there to be any such distributions prior to or upon liquidation of this subsidiary.

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Compensation Committee Report on Executive Compensation

          This is the Report of the Compensation Committee of the Board on compensation policies for executives of the Company.

          Compensation Philosophy.  The Compensation Committee believes that executive compensation should, to a significant extent, be reflective of the performance of the Company, and that a significant portion of executive compensation should provide long-term incentives.  The Compensation Committee seeks to set executive compensation at levels that are competitive so that the Company may attract, retain and motivate high quality executives to contribute to the Company’s financial success.  In furtherance of this objective, the Compensation Committee seeks to provide total annual compensation for senior executives at levels that fall within the 50th to 75th percentile of the compensation levels at peer group companies.  In establishing compensation for executive officers, the Committee considers the Company’s financial performance, executive activities in furtherance of the Company’s annual business plan and long-term growth, executive performance of assigned operational responsibilities, the Company’s industry position, compensation levels and practices at peer companies, general industry data and the recommendations of the President and Chief Executive Officer and third-party consultants.  The Committee exercises judgment and discretion in the information it analyzes and considers.

          The Company’s compensation program for executives consists of three principal components:

•	a base salary;

•	a performance-based annual bonus, payable in cash and Common Share equivalents under the deferred compensation plan; and

•	periodic grants of equity-based compensation, such as restricted shares.

The Compensation Committee believes that this approach links a significant portion of executive compensation to personal performance and to Company performance.  In addition, equity-based compensation such as restricted share awards link a significant portion of long-term compensation to share price appreciation realized by all of the Company’s shareholders.

          Compensation Analysis.  In 2004, and consistent with its approach in 2003, the Compensation Committee requested a third party consultant to prepare for the Committee a report evaluating the annual and long-term compensation of the Company’s President and Chief Executive Officer and other senior executives.  The Committee requested the report so that it could assess whether compensation of the Company’s senior executives was at a level commensurate with their peers and structured to align their interests with the interests of shareholders generally.  On February 9, 2005, the Compensation Committee authorized 2004 year-end bonuses, awarded restricted Common Shares to Company employees and approved 2005 base salaries for Company executives.  The Committee took action following a series of reviews of industry data and recommendations of the third party consultant.  In taking action, the Committee assessed the Company’s 2004 total shareholder return relative to the total shareholder return of a peer group; the Company’s 2004 funds from operations relative to a targeted level; 2004 operational, investment and financial activities; for executives other than the President and Chief Executive Officer, recommendations of the President and Chief Executive Officer; and guidelines that established targeted bonuses as a percentage of an executive’s base salary.  Among the investment, financial and operational activities that the Committee took into account relative to the President and Chief Executive Officer were the Company’s (i) completion of a $600 million acquisition of a portfolio of 14 office properties aggregating 3.5 million square feet in September 2004; (ii) consummation of the Company’s debut public offering of $525 million of unsecured notes in September 2004; (iii) consummation of public offerings of perpetual preferred shares and Common Shares for aggregate net proceeds of $392.2 million; (iv) redemption of a series of convertible preferred shares; (v) receipt of investment grade ratings; (vi) development and leasing of Cira Centre, a 29-story office property adjacent to Amtrak’s 30th Street Station in Philadelphia, scheduled for occupancy in the fourth quarter of 2005; (vii) the Company’s leasing and development activity; and (viii) operational performance, including tenant retention, tenant satisfaction levels and operating expense controls.  The Committee also assessed the President and Chief Executive Officer’s role in positioning the Company for additional growth.  The Committee did not weight or prioritize these various factors and exercised discretion in its compensation decisions.  With respect to other executive officers, the Committee undertook a similar analysis, taking into account peer company data, specific contributions and activities of individual executives and the recommendations of the President and Chief Executive Officer.

          The Compensation Committee has required that a minimum of 25% of the year-end bonus for each executive must be taken in Common Shares (or Common Share equivalents under the Company’s deferred compensation plan).  Additionally, executives generally have the ability to take all or a portion of the balance of the year-end bonus in excess of 25% in Common Shares (or Common Share equivalents under the Company’s deferred compensation plan) at a 15% discount to the market price of the Common Shares, with the additional shares

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acquired by virtue of the discount subject to vesting over a two-year period.  As part of the authorization of 2004 year-end bonuses, the Compensation Committee provided that any executive who, at the time of award of the year-end bonuses, met the share ownership requirements applicable to him or her, as set forth in the Company’s Corporate Governance Principles, was not required to take any portion of his or her year-end bonus in Common Shares (or Common Share equivalents) and is entitled to the 15% discount on any shares or share equivalents taken.

          In each of February 2003, March 2004 and February 2005, the Committee authorized the award of restricted Common Shares to Company executives, with such shares subject to vesting in five equal annual installments, commencing on the first day of the January following the award date.  Amounts awarded to the Named Executive Officers in these years are shown in the Summary Compensation Table.

          IRS Limits on Deductibility of Compensation.  Section 162(m) of the Internal Revenue Code limits the Company’s tax deduction each year for compensation to each of the President and Chief Executive Officer and the four other highest paid executive officers to $1 million.  Section 162(m), however, allows a deduction without regard to amount for payments of performance based compensation which includes most share option and other incentive arrangements, the material terms of which have been approved by shareholders.  Awards issued under the Company’s Amended and Restated 1997 Long-Term Incentive Plan satisfy the requirements of Section 162(m) if the awards qualify as “performance-based compensation.”  Options under this plan that have an exercise price equal to grant date fair market value and that vest based solely on continued employment qualify as performance-based compensation.  However, options exercisable for a total of 1,499,524 Common Shares awarded to Messrs. Nichols, Sr. and Sweeney do not qualify as performance-based compensation because the options were awarded subject to shareholder approval.  Similarly, the “restricted” Common Shares awarded to the Named Executive Officers in 2005, 2004 and 2003 do not qualify as performance-based compensation because the restrictions applicable to the shares lapse based solely on continued employment.  The Company believes that because it qualifies as a REIT under the Code and is not subject to Federal income taxes, the payment of compensation that does not satisfy the requirements of Section 162(m) would not have a material adverse financial consequence to the Company provided it distributes 100% of its taxable income.

          Severance Policy.  In February 2005, the Compensation Committee and the non-management Trustees approved a policy regarding severance agreements with senior executives of the Company.  The full text of the policy is attached to this Proxy Statement as Appendix B.  Under the policy, the Company will generally submit to shareholders for approval any future severance arrangements with the Company’s most senior executives that exceed 2.99 times an amount based on the executive’s salary and bonus.  The policy applies to cash separation benefits that directly relate to salary and bonus and extraordinary benefits that are not of a type available to other groups of Company employees.  The policy excludes from the limitation specified benefits, including amounts earned by an executive prior to termination of employment and accelerated vesting of and the value associated with restricted shares, options and other long-term incentives awarded prior to termination of the executive’s employment.  The Board has reserved the right to modify or terminate the policy at any time in its discretion.

          This report is made by the undersigned members of the Compensation Committee:

Charles P. Pizzi (Chair)
Walter D’Alessio
Michael J. Joyce

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SECURITIES OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth information as of March 15, 2005 regarding the beneficial ownership of Common Shares (and Common Shares for which Class A Units of Brandywine Operating Partnership, L.P. (“Operating Partnership”) may be exchanged) by each Trustee, by each Named Executive Officer, by all Trustees and executive officers as a group, and by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares.  Except as indicated below, to the Company’s knowledge, all of such Common Shares are owned directly, and the indicated person has sole voting and investment power.

Name and Business Address of Beneficial Owner (1)	Number of Common Shares	Percentage of Common Shares (2)

Cohen & Steers Capital Management, Inc. (3)	7,585,119	13.56%
Gerard H. Sweeney (4)	1,690,972	2.96%
Donald E. Axinn (5)	912,980	1.61%
D. Pike Aloian (6)	6,042	*
Walter D’Alessio (7)	7,346	*
Anthony A. Nichols, Sr. (8)	536,831	*
Charles P. Pizzi (9)	4,761	*
Michael J. Joyce (10)	996	*
Wyche Fowler (11)	747	*
Brad A. Molotsky (12)	75,235	*
Anthony S. Rimikis (13)	79,173	*
Christopher P. Marr (14)	33,691	*
George D. Sowa (15)	48,550	*
All Trustees and Executive Officers as a Group (17 persons)	3,500,657	6.17%

*Less than one percent.

(1)	Unless indicated otherwise, the business address of each person listed is 401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462.

(2)
Assumes that all Class A Units eligible for redemption held by each named person or entity are redeemed for Common Shares.  The total number of Common Shares outstanding used in calculating the percentage of Common Shares assumes that none of the Class A Units eligible for redemption held by other named persons or entities are redeemed for Common Shares.

(3)
Based on Amendment No. 7 to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc.  Cohen & Steers and Cohen & Steers Capital Management, Inc. has a business address at 757 Third Avenue, New York, New York 10017.

(4)
Includes (a) 555,816 Common Shares and (b) 1,135,156 Common Shares issuable upon the exercise of options that are currently exercisable or that become exercisable within 60 days of March 15, 2005.  Does not include 61,104 Common Share equivalents credited to Mr. Sweeney’s account in the EDCP as of March 15, 2005.

(5)
Includes (a) 996 common shares, (b) 100,000 Common Shares issuable upon the exercise of options that are currently exercisable and (c) 811,984 Common Shares issuable upon redemption of Class A Units.  Mr. Axinn has a business address at 131 Jericho Turnpike, Jericho, NY 11743.

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(6)	Mr. Aloian has a business address at 1251 Avenue of the Americas, 44th Floor, New York, New York 10020.

(7)	Mr. D’Alessio has a business address at 1600 Market Street, Philadelphia, Pennsylvania 19103.

(8)
Includes (a) 287,393 Common Shares and (b) 249,438 Common Shares issuable upon exercise of options that are currently exercisable or that become exercisable within 60 days of March 15, 2005.  Does not include 6,717 Common Share equivalents credited to Mr. Nichols’ account in the EDCP as of March 15, 2005.

(9)	Mr. Pizzi has a business address at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129.

(10)	Mr. Joyce has a residence at 19 Wood Ibis, Hilton Head Island, South Carolina 29928.

(11)	Mr. Fowler has a business address at 701 A Street, N.E., Washington, D.C. 20002.

(12)
Includes (a) 34,198 Common Shares and (b) 41,037 Common Shares issuable upon the exercise of options that become exercisable within 60 days of March 15, 2005.  Does not include 21,617 Common Share equivalents credited to Mr. Molotsky’s account in the EDCP as of March 15, 2005.

(13)
Includes (a) 38,136 Common Shares and (b) 41,037 Common Shares issuable upon the exercise of options that become exercisable within 60 days of March 15, 2005.  Does not include 19,023 Common Share equivalents credited to Mr. Rimikis’ account in the EDCP as of March 15, 2005.

(14)	Does not include 7,118 Common Share equivalents credited to Mr. Marr’s account in the EDCP as of March 15, 2005.

(15)
Includes (a) 25,919 Common Shares and (b) 22,631 Common Shares issuable upon the exercise of options that become exercisable within 60 days of March 15, 2005.  Does not include 13,716 Common Share equivalents credited to Mr. Sowa’s account in the EDCP as of March 15, 2005.

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SHARE PERFORMANCE GRAPH

          The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total shareholder return on the Common Shares with the cumulative total shareholder return of (i) a broad equity index and (ii) a published industry or peer group index.  The following chart compares the cumulative total shareholder return for the Common Shares with the cumulative shareholder return of companies on (i) the S&P 500 Index and (ii) the NAREIT ALL-REIT Total Return Index as provided by NAREIT for the period beginning December 31, 1999 and ending December 31, 2004.

The Company, S&P 500 Index and NAREIT All-REIT Index

Company / Index	Dec. 1999	Dec. 2000	Dec. 2001	Dec. 2002	Dec. 2003	Dec. 2004

BRANDYWINE REALTY TRUST	100	137.09	151.60	169.82	223.66	261.50
S&P 500 INDEX	100	90.90	80.09	62.39	80.29	89.03
NAREIT INDEX	100	125.89	145.40	152.99	211.85	276.27

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REPORT OF THE AUDIT COMMITTEE

          The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Trustees.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

          In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2004, and discussed them with management and the independent registered public accounting firm, including the following aspects of the financial statements:  (i) the quality, not just the acceptability, of their accounting principles; (ii) the reasonableness of the significant judgments reflected in the financial statements; and (iii) the clarity of their disclosures.  The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.  The Audit Committee has also received the written disclosures and the letters from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.  The Audit Committee has discussed with the independent registered public accounting firm their independence from the Company and its management.  In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independence of the independent registered public accounting firm.

          Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004.  The Audit Committee’s recommendation was accepted by the Board of Trustees.

          This report is made by the undersigned members of the Audit Committee.

D. Pike Aloian (Chair)
Michael J. Joyce
Charles P. Pizzi

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PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.  PricewaterhouseCoopers LLP was first engaged as our independent registered public accounting firm in June 2003 and has audited our financial statements for fiscal 2002, 2003 and 2004.  Ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast on the matter.

          Although shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or otherwise, our Board has decided to afford our shareholders the opportunity to express their opinions on the matter of our independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders.  If our shareholders do not ratify the appointment, the Audit Committee will take that fact into consideration, together with such other facts as it deems relevant, in determining its next selection of an independent registered public accounting firm.

          Representatives of PricewaterhouseCoopers LLP will be present at the Meeting to make any statement they may desire and to respond to questions from shareholders.

          The Board of Trustees unanimously recommends a vote FOR Proposal 2 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2005.

Fees to Independent Registered Public Accounting Firm

          Audit Fees.  Audit fees for 2004 were $1,212,000 in aggregate which includes:  (i) recurring audit and quarterly review fees of $565,000 for the Company and its operating partnership (which became a public registrant during 2004), (ii) audit fees of $378,000 in connection with the re-audits of the Company and the audits of its operating partnership for the years 2003, 2002 and 2001 and (iii) fees of $269,000 for comfort letters, consents and assistance with documents filed with the SEC in connection with the Company’s 2004 acquisition of the Rubenstein portfolio of properties, common and preferred share issuances by the Company and a public debt offering by its operating partnership.

          Audit Fees for 2003 were $411,000 in aggregate which includes:  (i) recurring audit and quarterly review fees of $360,000 for the Company and (ii) fees of $51,000 for comfort letters, consents and assistance with documents filed with the SEC in connection with common and preferred share issuances by the Company.

          Audit-Related Fees.  The Company did not pay PricewaterhouseCoopers LLP fees for audit-related services in 2004 or 2003.

          Tax Fees.  The Company did not pay PricewaterhouseCoopers LLP fees for tax services in 2004 or 2003.

          All Other Fees.  The Company did not pay other fees to PricewaterhouseCoopers LLP for services provided to the Company in 2004 or 2003.

          Pre-Approval Policy.  All services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee has adopted a pre-approved policy for services provided by the independent registered public accounting firm.  Under the policy, the Audit Committee has pre-approved the provision by the independent registered public accounting firm of services that fall within specified categories (such as statutory audits or financial audit work for subsidiaries, services associated with SEC registration statements and consultations by management as to accounting interpretations) but only up to specified dollar amounts.  Any services that exceed the pre-approved dollar limits, or any services that fall outside of the general pre-approved categories, require specific pre-approval by the Audit

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Committee.  If the Audit Committee delegates pre-approval authority to one or more of its members, the member would be required to report any pre-approval decisions to the Audit Committee at its next meeting.

          We have been advised by PricewaterhouseCoopers LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Former Auditors

          On May 23, 2002, the Company appointed KPMG LLP (“KPMG”) as its independent public accountants.  On June 19, 2003, the Company informed KPMG that they would be dismissed effective as of June 19, 2003.  The appointment of KPMG occurred on the same day as the dismissal of Arthur Andersen LLP as the Company’s independent public accountants.

          The audit report of KPMG on the Company’s consolidated financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  During its audit for the fiscal years ended December 31, 2002 and 2001, and for the subsequent interim period through June 25, 2003, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in their reports, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          The Audit Committee authorized the dismissal of KPMG and appointment of PricewaterhouseCoopers LLP.  The Company retained PricewaterhouseCoopers LLP as its independent accountants effective June 19, 2003.

          During the Company’s fiscal years ended December 31, 2002 and 2001, and for the subsequent interim period through June 25, 2003, neither the Company nor anyone acting on behalf of the Company engaged PricewaterhouseCoopers LLP regarding any of the items described in Item 304(a)(2) of Regulation S-K.

          A copy of KPMG’s letter dated June 25, 2003 with respect to certain of the above statements is attached as Exhibit 16.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 25, 2003.

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PROPOSAL 3:  APPROVAL OF AMENDMENT AND RESTATEMENT OF
AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN

          The Brandywine Realty Trust 1997 Long-Term Incentive Plan was originally approved by our shareholders in May 1997 and was subsequently amended and restated upon the approval of our shareholders in May 1998 (as amended and restated, the “Incentive Plan”).

          Our Board of Trustees has adopted, subject to shareholder approval, an amendment and restatement of the Incentive Plan increasing the number of Common Shares reserved and available for award under the Incentive Plan to 6,600,000, representing an increase of 1,600,000 Common Shares over the 5,000,000 Common Shares previously authorized for award under the Incentive Plan.  The limit in the Incentive Plan that restricts the number of Common Shares that may be awarded to any individual would also be increased to 4,500,000 from 3,000,000.  The Company intends to register the 1,600,000 Common Share increase on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable after receiving shareholder approval of the increase.  Of the 1,600,000 Common Shares that would be added to availability under the Incentive Plan if Proposal 3 is approved by shareholders, a minimum of 500,000 of such Common Shares would be reserved solely for Awards (defined below) in the form of Options and Share Appreciation Rights.  The amendment and restatement of the Incentive Plan would also provide that a Share Appreciation Right, Long-Term Performance Award or Performance Unit that is settled in cash or payable solely in cash does not reduce the number of Common Shares available under the Incentive Plan.

          The Incentive Plan provides that Awards may not be made under the Incentive Plan on or after the tenth (10th) anniversary of the latest date of shareholder approval of the Incentive Plan, or any amendment of the Incentive Plan.  Approval of Proposal 3 at the Meeting will extend this date from May 15, 2008 to May 2, 2015.

          The amendment and restatement of the Incentive Plan would also modify the definition of “Change of Control” in the Incentive Plan to provide that a Change of Control would include, in addition to the existing categories of events that constitute a Change of Control, a change in the composition of the Board over a period of twenty four (24) months or less such that a majority of the Board ceases to be comprised of individuals who either: (a) have been board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.  Upon a Change of Control, unvested Awards under the Incentive Plan would generally vest.

          The following is a brief summary of the Incentive Plan, as amended by this Proposal, and is qualified in all respects by the specific language of the full text of the amended and restated Incentive Plan, a copy of which is attached as Appendix C to this Proxy Statement.

          As of March 15, 2005, there were approximately 2,007,730 Common Shares subject to outstanding Awards (consisting of 318,785 unvested Restricted Shares, 18,803 Long-Term Performance Awards and 1,670,142 Options with a weighted average exercise price of $27.29) and approximately 1,143,039 Common Shares remained available for future Awards under the Incentive Plan.  Whether or not the proposed amendment and restatement of the Incentive Plan is approved by shareholders at the Meeting, Awards may continue to be made under the Incentive Plan until the remaining authorized Common Share availability is depleted or until expiration of the Incentive Plan.

SUMMARY OF THE PROVISIONS OF THE BRANDYWINE REALTY TRUST 1997
LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED

Purpose

          The Incentive Plan is intended to provide the Company flexibility to adapt the compensation of key employees and Trustees in a changing business environment.  The Incentive Plan permits the granting of any or all of the following types of awards (“Awards”): (i) Options, including Non-Qualified and Incentive Stock Options; (ii) Share Appreciation Rights; (iii) Restricted Shares; (iv) Long-Term Performance Awards; (v) Performance Shares; and (vi) Performance Units.

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Participants

          Trustees, officers and other employees of the Company or its subsidiaries are eligible to receive Awards under the Incentive Plan.  However, Trustees who are not employees of the Company or any of its subsidiaries are not eligible to receive Incentive Stock Options.  As of March 15, 2005, approximately 300 persons were eligible to participate in the Incentive Plan, including 18 officers, seven non-employee Trustees and other employees of the Company.

Administration

          The Incentive Plan is administered by the Board of Trustees or by a committee of the Board, currently the Compensation Committee (the “Committee”).  The Committee selects those persons eligible to receive Awards from time to time and determines the type, terms and conditions of Awards.  The Committee has the authority to interpret the provisions of the Incentive Plan.  The Board may, subject to the applicable rules of the New York Stock Exchange, amend, alter or discontinue the Incentive Plan at any time, but no such amendment, alteration or discontinuation may impair the rights of a participant with respect to an Award which has been made under the Incentive Plan without such participant’s consent.

Shares Subject to Plan

          The maximum number of Common Shares that currently may be made the subject of Awards under the Incentive Plan is 5,000,000.  If the proposed amendment to the Incentive Plan is approved by shareholders, the maximum number of Common Shares subject to the Incentive Plan will increase by 1,6000,000 to 6,600,000.  As indicated above, of the 1,600,000 Common Shares that would be added to availability under the Incentive Plan if Proposal 3 is approved by shareholders, a minimum of 500,000 of such Common Shares would be reserved solely for Awards in the form of Options (Non-Qualified Stock Options or Incentive Stock Options) and Share Appreciation Rights granted with an exercise price or base price (as applicable) that is not less than the market price of a Common Share on the date of grant.  The Common Shares available for award would not be reduced if an Award is settled in cash or payable solely in cash.  In the event of any merger, reorganization, consolidation, recapitalization, share dividend or other change in the Company’s structure affecting the Common Shares, the Committee will adjust accordingly the number, type and issuer of Common Shares reserved for issuance under the Incentive Plan, the number and option price of Common Shares subject to outstanding Options granted under the Incentive Plan and the number and price of Common Shares subject to other Awards made under the Incentive Plan.  In addition, the Common Shares related to the unexercised or undistributed portion of any terminated, canceled, expired or forfeited Award will also be made available for distribution in connection with future Awards.  If the proposed amendment to the Incentive Plan is approved by shareholders, the current limitation in the Incentive Plan that no individual may receive over the term of the Incentive Plan Awards for more than an aggregate of 3,000,000 Common Shares will be changed to provide that no individual may be granted over the term of the Incentive Plan Options or Share Appreciation Rights exercisable for more than an aggregate of 4,500,000 Common Shares.

Awards

          Options.  The Incentive Plan permits the Committee to grant to any participant Non-Qualified Stock Options and, to participants who are also employees, Incentive Stock Options (collectively, “Options”).  The per Share exercise price of an Option is determined by the Committee; however, the exercise price per Share purchasable under an Incentive Stock Option may not be less than 100% of the fair market value of the Shares at the time of grant (and not less than 110% in the case of an Incentive Stock Option granted to a participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of equity of the Company (a “10% Owner”)).  The provisions of Option Awards need not be the same with respect to each participant.

          Subject to the limitations of the Incentive Plan, each Option is exercisable at such time or times and in the installments determined by the Committee.  No Option may be exercisable more than ten years after the date it is granted.  An Incentive Stock Option granted to a 10% Owner may not have a term of more than five years.  Incentive Stock Options are subject to additional restrictions imposed by the Internal Revenue Code.  Under the Incentive Plan, as amended by Proposal 3, Options would be non-transferable by the participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order unless the Committee

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otherwise provides.  In the discretion of the Committee, the purchase price for Common Shares acquired pursuant to the exercise of an Option may be paid in cash or Common Shares.  In addition, the Committee may require that all or part of the Common Shares to be issued pursuant to exercise of an Option take the form of Restricted Shares.  The Committee may also agree to cooperate in a “cashless exercise” of an Option, which will be effected by the participant delivering to a securities broker instructions to sell a sufficient number of Common Shares to cover the costs and expenses associated therewith.

          Share Appreciation Rights.  The Incentive Plan permits the grant of Share Appreciation Rights either alone or in connection with the grant of Options.  A Share Appreciation Right or the applicable portion thereof granted in connection with a given Option generally will terminate and no longer be exercisable upon the termination or exercise of the related Option.  A Share Appreciation Right entitles the participant to receive, upon exercise, an amount in cash and/or Shares equal in value to the excess of the fair market value of one Share over the exercise price per Share specified in the Share Appreciation Right or related Option, multiplied by the number of Shares for which the Share Appreciation Right is exercised.  The Committee determines the recipients of Share Appreciation Rights, the number of Shares in respect of which Share Appreciation Rights are awarded and the time or times within which Share Appreciation Rights may be awarded.  The provisions of Share Appreciation Rights need not be the same with respect to each participant.  The Committee has the right to determine the form of payment upon exercise of a Share Appreciation Right.

          Restricted Shares.  Restricted Shares may be issued either alone or in addition to other Awards granted under the Incentive Plan.  The Committee determines the recipients of Restricted Shares, the number of Restricted Shares to be awarded, the price (if any) to be paid by such recipient, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Award.  The provisions of Restricted Share Awards need not be the same with respect to each participant.  Although certificate(s) issued to a recipient by the Company representing Restricted Shares may be held in custody by the Company until the restrictions thereon have elapsed, a recipient of the Restricted Shares has, with respect to such Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash dividends or distributions.  The Committee, at the time an Award is made, may permit or require the payment of cash dividends or distributions to be deferred and reinvested in additional Restricted Shares.  During the restriction period set by the Committee, the participant is not permitted to transfer or encumber Restricted Shares; the Committee may, however provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part.

          Long-Term Performance Awards.  The Incentive Plan permits the Committee to grant to any participant Long-Term Performance Awards.  The Committee determines in advance the nature, length and starting date of the performance period for each Long-Term Performance Award and determines the performance objectives to be used in valuing Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned.  Performance objectives may vary from participant to participant and between groups of participants.  In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected.  Long Term Performance Awards may be denominated in dollars or in Shares, and to the extent that the relevant measure of performance is met, payments may be made in the form of cash or Shares, including Restricted Shares, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period.  Unless otherwise provided in a Long Term Performance Award agreement, if a participant terminates service with the Company during a performance period because of death, disability or retirement, the participant will be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable performance period based upon the participant’s performance for the portion of such performance period ending on the date of termination and pro-rated for the portion of the performance period during which the participant was employed by the Company or served on the Board, as determined by the Committee.

          Performance Shares.  The Committee determines the persons to whom Performance Shares will be granted and the times and the number of such Performance Shares that will be granted.  Performance Shares are Awards of the right to receive Shares at the end of a specified period upon the attainment of performance goals specified by the Committee at the time of grant.  The provisions of the Performance Shares need not be the same with respect to each participant.  Performance Shares generally are forfeited if the participant terminates service with the Company during the performance period for any reason other than death, disability or retirement.  Unless otherwise provided

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in a Performance Share agreement, in the event of death, disability or retirement, the participant or the participant’s estate, as the case may be, will be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of death or date on which such disability or retirement commenced, provided that the Committee determines that the applicable performance goals have been met.

          Performance Units.  The Committee determines the persons to whom Performance Units will be granted and the times and the number of such Performance Units that will be granted.  Performance Units are Awards of the right to receive a fixed dollar amount, payable in cash, at the end of a specified period upon the attainment of performance goals specified by the Committee at the time of the grant.  The provisions of Performance Unit Awards need not be the same with respect to each participant.  Performance Units generally are forfeited if the participant terminates employment with the Company during the performance period for any reason other than death, disability or retirement.  Unless otherwise provided in a Performance Unit agreement, in the event of death, disability or retirement, the participant or his or her estate will be entitled to receive, at the expiration of the performance period, cash for a percentage of his or her Performance Units equal to the percentage of the performance period that elapsed at the time of death or commencement of disability or retirement, provided that the Committee determines that the applicable performance goals have been met.

Change of Control

          In the event of a Change of Control (as defined below), the Committee may, in its discretion, cause all outstanding Options to become vested immediately, all restrictions and conditions on other Awards to terminate immediately, and Common Share certificates or cash, as the case may be, to be issued or paid in respect of Awards.

          A “Change of Control” under the Incentive Plan means: (i) the acquisition in one or more transactions by any person (including any group acting in concert) of beneficial ownership of 25% or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), excluding Voting Securities acquired directly from the Company (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); (ii) approval by shareholders of the Company of (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation or (B) a liquidation or dissolution of the Company or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or (iii) acceptance by shareholders of the Company securities in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.  If Proposal 3 is approved, a Change of Control would also include a change in the composition of the Board over a period of twenty four (24) months or less such that a majority of the Board ceases to be comprised of individuals who either: (a) have been board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

Status of Plan

          The Incentive Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. The Incentive Plan states that with respect to any payments not yet made to a participant by the Company, nothing contained in the Incentive Plan gives any participant any rights that are greater than those of a general creditor of the Company.

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Certain Federal Income Tax Consequences

          The following discussion, as it relates to certain federal income tax consequences of the Incentive Plan, does not purport to address all of the tax consequences that may be applicable to any particular participant or to the Company.  In addition, such discussion does not address foreign, state or local taxes, nor does it address federal taxes other than federal income tax.  Such discussion is based upon applicable statutes, regulations, case law, administrative interpretations and judicial decisions in effect as of the date of this Proxy Statement.

          Options.  If a participant has held Common Shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of those Common Shares by the participant, the difference, if any, between the sales price of the Common Shares and the exercise price of the Option will be treated as long-term capital gain or loss.  If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition of the Common Shares in an amount equal to the excess of the fair market value of the Common Shares at the time the Option was exercised over the exercise price of the Option.  The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the Common Shares were sold more than one year after the Option was exercised.  If the participant sells the Common Shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the Common Shares at the time the Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale in excess of the exercise price of the Option. The Company and its subsidiaries will generally be allowed a deduction to the extent the participant recognizes ordinary income.

          In general, a participant to whom a Non-Qualified Stock Option is granted will recognize no income when the Option is granted. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary income equal to the excess of the fair market value of the Common Shares on the date of exercise over the exercise price of the Option unless the Common Shares received are Restricted Shares, in which case, unless the exercising participant elects to recognize such income, the income recognition is deferred until the restrictions lapse or the Restricted Shares becomes transferable.  The Company generally will be entitled to a compensation deduction in the same amount and at the same time as the participant recognizes ordinary income and will comply with applicable withholding requirements with respect to such compensation.

          There are no tax consequences to a participant or to the Company if an Option lapses before it is exercised or forfeited.

          Restricted Shares.  Unless the participant elects to recognize income at the time of an Award of Restricted Shares, a participant will not recognize taxable income until the Shares are no longer subject to a substantial risk of forfeiture or become transferable. In either event, the participant’s recognized income will equal the excess of the fair market value of such Shares at grant if an election is made, or at the time the restrictions lapse or are removed, over any amount paid for such Shares (the “Bargain Element”).  The Company will generally be entitled to a deduction in the same amount and in the same year as the recipient of Restricted Shares has income.  The Company will comply with all applicable withholding requirements with respect to such income.

          The aforementioned election allows the participant to recognize the Bargain Element as income in the year of the Award by making an election with the Internal Revenue Service within 30 days after the Award is made. Dividends or distributions received by a participant on Restricted Shares during the restriction period are taxable to the participant as ordinary compensation income and will be deductible by the Company unless the aforementioned election is made, rendering dividends or distributions taxable as dividends and nondeductible.

          Share Appreciation Rights, Long-Term Performance Awards, Performance Shares and Performance Units.  Upon exercise of a Share Appreciation Right, the participant will recognize ordinary income in an amount equal to the cash or the fair market value of the Shares received on the exercise date.  At the time a Long-Term Performance Award is paid, or at the end of a performance period in the case of Performance Shares and Performance Units, the participant will recognize taxable income in an amount equal to the amount of cash or the fair market value of Common Shares received.  The Company will generally be entitled to a compensation deduction in the same amount and at the same time that the participant holding a Share Appreciation Right, Longer Term Performance Award, Performance Share or Performance Unit recognizes ordinary income, and will comply with applicable withholding

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requirements with respect to such compensation.  If Restricted Shares are used in payment of a Long-Term Performance Award, the participant’s federal income tax consequences will be as described above for “Restricted Shares.”

Benefits Under the Incentive Plan

Because persons to whom Awards may be made are to be determined from time to time by the Compensation Committee in its discretion, it is not possible at this time to indicate the number, name or positions of persons who will receive future Awards or the nature and terms of future Awards.

          On March 22, 2005, the closing sale price of a Common Share as reported on the New York Stock Exchange was $28.36.

          The Company believes that the Awards that have been granted under the Incentive Plan have been and will continue to be granted to individuals who possess a capacity to contribute significantly to our success.

          The Board of Trustees unanimously recommends a vote FOR the adoption of the amendment and restatement of the Amended and Restated 1997 Long-Term Incentive Plan.

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OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, Trustees and persons who own more than 10% of the Common Shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, Trustees and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms furnished to the Company, or written representations that no Annual Statements of Beneficial Ownership of Securities on Form 5 were required to be filed, the Company believes that during the year ended December 31, 2004, its officers, Trustees and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

Other Business

          The Company knows of no business which will be presented at the Meeting other than as set forth in this Proxy Statement.  However, if other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

Expenses of Solicitation

          The expense of solicitation of proxies on behalf of the Trustees, including printing and postage, will be paid by the Company.  Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material, at the expense of the Company, to the beneficial owners of Common Shares held of record by such persons.  In addition to being solicited through the mails, proxies may also be solicited personally or by telephone by Trustees and officers of the Company.  In addition, the Company has employed D. F. King & Co., Inc. to solicit proxies for the Meeting.  The Company has agreed to pay $4,500 plus out-of-pocket expenses of D. F. King & Co., Inc., for these services.

Shareholder Proposals for the 2006 Annual Meeting of Shareholders

          Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.  Proposals of shareholders of the Company intended to be presented for consideration at the Company’s 2006 Annual Meeting of Shareholders must be received by the Company no later than December 2, 2005 in order to be included in the proxy statement and form of proxy related to that meeting.

          If a shareholder intends to timely submit a proposal at the 2006 Annual Meeting, which is not required to be included by the Company in the proxy statement and form of proxy relating to that meeting, the shareholder must provide the Company with notice of the proposal no later than February 15, 2006.  If such shareholder fails to do so, or if such shareholder fails to give timely notice of his intention to solicit proxies, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2006 Annual Meeting.

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APPENDIX A

AUDIT COMMITTEE CHARTER

BRANDYWINE REALTY TRUST

Purpose

The Audit Committee (the “Committee”) of Brandywine Realty Trust (the “Company”) shall assist the Board of Trustees (the “Board”) of the Company in overseeing (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independence and qualifications of the Company’s independent auditors; and (4) the performance of the Company’s internal audit function and independent auditors.  The Committee also prepares the report required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Composition and Term

The Committee shall be comprised of at least three trustees, each of whom shall be independent, as such term is defined in the Corporate Governance Principles of the Board.  Each Committee member shall be financially literate.  The term “financial literacy” shall mean familiarity with the Company’s financial statements, including its balance sheet, income statement and cash flow statement, and general knowledge of key business and financial risks and related controls or control processes.  At least one member of the Committee shall have accounting or related financial management expertise, which shall mean a background in finance, accounting or auditing, acquired through past employment experience, professional training, or other comparable experience.  Additionally, a trustee may not serve simultaneously on the audit committees of more than three (3) public companies without prior approval of a majority of the Board.

The members of the Committee shall be appointed for a one year term by the Board annually upon the recommendation of the Corporate Governance Committee of the Board.  Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee.

Compensation of Committee Members

Members of the Committee shall not receive any compensation from the Company other than trustees’ fees (including equity-based awards), which may include amounts paid to trustees for service on committees and as chairs of committees of the Board.

Relationship with Independent Auditor

The Committee shall have sole authority to select (subject to ratification of such selection by the Company’s shareholders if ratification is determined by the Board to be necessary or desirable) and to replace the Company’s independent auditor, and to approve all audit and non-audit services (to the extent non-audit services are allowed by law) with the independent auditor, as well as all engagement fees and terms with respect thereto.  The Committee may consult with Company management regarding the foregoing, but the Committee’s sole authority with respect thereto shall not be delegated.  The Committee shall be directly responsible for oversight of the work performed by any public accounting firm (including the resolution of disagreements between any such accounting firm and Company management regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and such accounting firms shall report directly to the Committee.

Outside Advisors

The Committee shall have the authority, without Board approval, to the extent that it deems appropriate, to obtain advice and assistance from outside legal, accounting or other advisors.

Meetings

The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less frequently than quarterly.  The Committee shall report to the Board at the first board meeting following each such Committee

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meeting.  A majority of the members of the Committee shall constitute a quorum for the transaction of business.  Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee.  The Committee may also act by unanimous written consent without a meeting.

The Company’s independent auditor and internal auditor, if any, shall attend at least two of the Committee’s meetings each year.  The Committee may request members of management or others (including the Company’s investment bankers or financial analysts who follow the Company) to attend meetings and to provide pertinent information as necessary.  The Committee shall meet with Company management (including the chief financial officer), the internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent auditors in separate private sessions as often as may be deemed necessary or appropriate but not less than two times per year.

Duties and Responsibilities

The duties of the Committee shall include the following:

          At least annually, obtain and review a report by the Company’s independent auditor describing: (1) the firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; (3) any steps taken to deal with such issues; and (4) (to assess the auditor’s independence) all relationships between the auditor and the Company.  Based in part on its review of this report, the Committee shall evaluate the qualifications, performance and independence of the independent auditor, and such evaluation shall include a specific review of the lead partner of the independent auditor.  In making its evaluation, the Committee may take into account the opinions of Company management and the Company’s internal auditor (or other personnel responsible for the internal audit function).  The Committee shall present its conclusions with regard to the independent auditor to the full Board.

          Review and discuss with the independent auditor the proposed scope of services of the independent auditor for each fiscal year, including a review of the independent auditor’s audit procedures and risk assessment process in establishing the scope of the services, proposed fees, and the reports to be rendered.

          Review and discuss all reports required by law or regulation to be provided to the Committee by the independent auditor and Company management, including a report from the independent auditor of (1) all critical accounting policies and practices used by the Company; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed by the independent auditor with Company management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and Company management, such as any management letter or schedule of unadjusted differences.

          Review and discuss with Company management and the independent auditor such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements (including but not limited to the use of alternative GAAP methods and off-balance sheet structures), as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulators.

          Review and discuss with Company management the effect of accounting and regulatory initiatives on the financial statements of the Company.

          Meet to review and discuss with Company management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” and recommend to the Board whether the audited financial statements shall be included in the Company’s Form 10-K.

          Review and discuss with Company management earnings press releases, including the use of “pro-forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

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          Discuss with Company management the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

          Review management’s annual report on the Company’s internal control over financial reporting and the independent auditor’s attestation report on management’s assessment of the Company’s internal control over financial reporting.

          Adopt guidelines for the Company’s hiring of employees of the Company’s independent auditor who were previously engaged on the Company’s account.

          Make recommendations to the Board as to:

•	Whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditor.

•	The advisability of having the independent auditor make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

          Review and discuss with Company management the appointment and replacement of the senior internal auditing executive.

          Review and discuss with Company management, the independent auditor and the Company’s internal auditor (or other personnel responsible for the internal audit function):

•
The management recommendation letter on accounting procedures and internal controls prepared by the independent auditor, and any other reports and Company management’s responses concerning such reports;

•	Any material accounting issues identified by management, the Company’s internal auditor, if any, or the independent auditor;

•	Any related party transactions;

•	Other matters required to be communicated by the independent auditor to the Committee under generally accepted auditing standards, as amended; and

          Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal auditing controls, or auditing matters, and (2) submission by employees of the Company of concerns regarding questionable accounting or auditing matters, with due concerns for confidentiality and anonymity of the source.

          Meet annually with general counsel, and outside counsel when appropriate, to review legal and regulatory matters, if any, that could have a material impact on the Company’s financial statements.

          Make a periodic, but not less than annual, self-assessment of the Committee, including a review of this charter, using assessment tools available through third parties or developed internally.

The Committee shall also undertake such additional activities within the scope of its primary function as the Committee from time to time determines.

Limitation of Audit Committee’s Role

The Audit Committee does not plan or conduct audits, nor does it determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibility of Company management and the independent auditor.

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APPENDIX B

POLICY REGARDING SEVERANCE AGREEMENTS WITH SENIOR EXECUTIVES

BRANDYWINE REALTY TRUST

Overview

The Board of Trustees (the “Board”) of Brandywine Realty Trust (the “Company”) desires to attract, retain and motivate qualified executives to lead the Company and promote the interests of the Company’s shareholders.  In furtherance of this objective, the Board has delegated to its Compensation Committee the authority to determine the compensation of the Company’s senior executives.  The Compensation Committee is comprised solely of independent non-employee members of the Board.

The Compensation Committee seeks to set executive compensation at levels that are sufficiently competitive so that the Company may attract, retain and motivate high quality executives to contribute to the Company’s success.  The Compensation Committee believes that severance arrangements can form a key component of the compensation packages for the Company’s senior executives, protecting them from an unexpected change in circumstances and allowing them to assess objectively transactions that could potentially impact their job security.

Recognizing the importance of severance arrangements to the Company and its shareholders, the Compensation Committee and the non-management Trustees adopted the following policy for shareholder approval of certain severance arrangements.

Policy

The Company will submit for approval by holders of its common shares any Future Severance Arrangement with a Senior Executive Officer of the Company that would provide for Severance Benefits that exceed 2.99 times the sum of the Senior Executive Officer’s Salary and Bonus (the “Policy”).  The Company may, however, agree to provide Severance Benefits conditioned on a subsequent favorable shareholder vote of such agreement.

Policy Effective Date

The Policy shall become effective on February 15, 2005 (the “Effective Date”).

Senior Executive Officers

The Senior Executive Officers subject to the Policy shall be employees of the Company holding the office of Chief Executive Officer, President, Chief Financial Officer or Senior Vice President.

Severance Agreements

For the purposes of the Policy, a “Future Severance Arrangement” shall mean an employment agreement, a retirement agreement or a change in control agreement containing severance provisions with a Senior Executive Officer entered into with the Senior Executive Officer after the Effective Date; provided, however that a “Future Severance Arrangement” shall not include any agreement entered into with an individual who at the time of the effectiveness of such agreement was not a Senior Executive Officer, even if that individual later becomes a Senior Executive Officer.  Any agreement entered into with a Senior Executive Officer prior to the Effective Date is not a Future Severance Agreement even if the agreement is renewed or amended after the Effective Date.

Salary and Bonus

“Salary and Bonus” subject to the Policy means the sum of (i) the greater of a Senior Executive Officer’s base annual salary in effect (a) on the date of the termination of employment of the Senior Executive Officer or (b) for the fiscal year immediately preceding the fiscal year in which such employment termination occurs plus (ii) the greater of the Senior Executive Officer’s (x) targeted annual bonus for the year in which the Senior Executive Officer’s employment terminates or (y) the annual bonus paid or payable to the Senior Executive Officer for the fiscal year immediately preceding the fiscal year in which such employment termination occurs.

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Severance Benefits

“Severance Benefits” subject to the Policy mean cash separation benefits that directly relate to salary and bonus and extraordinary benefits that are not of a type available to groups of employees other than Senior Executive Officers upon termination of employment.  Notwithstanding the foregoing, the following are not “Severance Benefits” and are not limited by the Policy:

•	Amounts earned or accrued for services prior to termination (such as earned but unpaid salary, pro rata bonus or unused vacation pay).

•	Retirement benefits earned or accrued under qualified and non-qualified retirement plans or deferred compensation plans.

•	Amounts payable for the uncompleted term of an employment agreement.

•	The value of benefits provided under programs generally applicable to Company’s employees.

•
Accelerated vesting of restricted shares, options to acquire shares, share appreciation rights or other long term equity or cash incentives, or the value or payment on account of any shares, options, rights or other incentives awarded prior to the executive’s termination of employment.

•	The value of the continued use of a corporate office or administrative support.

•	Any benefit or payment required by law.

•	Amounts paid following termination of employment for consulting services on market terms.

•	Amounts paid for post-termination covenants (such as a covenant not to compete).

•	Tax “gross-up” payments made in connection with severance benefits, including “gross-up” payments under Internal Revenue Code Section 280G.

Vote Required

A Future Severance Agreement subject to shareholder approval under the Policy will be deemed to have been approved if it receives the affirmative vote of a majority of all votes cast on the matter by holders of common shares.

Reservation of Rights

The Board reserves the right to modify or terminate the Policy at any time in its discretion.  All interpretations of the policy by the Board or the Compensation Committee shall be final.

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APPENDIX C

BRANDYWINE REALTY TRUST
AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN
(As amended effective May 2, 2005)

          SECTION 1.  Purpose; Definitions.  The purpose of the Brandywine Realty Trust 1997 Long-Term Incentive Plan (the “Plan”) is to offer to certain employees and trustees of Brandywine Realty Trust (the “Company”), organized as a Maryland real estate investment trust, and its subsidiaries, equity interests in the Company, options to acquire equity interests in the Company, and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interests between such persons and the Company’s shareholders.  The Plan was originally adopted effective May 12, 1997 and has been amended with shareholder approval effective May 15, 1998 and May 2, 2005.

          For purposes of the Plan, the following initially capitalized words and phrases shall be defined as set forth below, unless the context clearly requires a different meaning:

                    a.          “Affiliate” means, with respect to a person or entity, a person that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

                    b.          “Board” means the Board of Trustees of the Company, as constituted from time to time.

                    c.          “Cause” occurs when the Participant, as determined by the Board:

                                  (i)          has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

                                  (ii)         has been convicted of a felony;

                                  (iii)       has disclosed trade secrets or confidential information of the Company; or

                                  (iv)       has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise.

                    d.          “Change of Control” means:

                                  (i)          the acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of “Beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person’s Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                                  (ii)         approval by shareholders of the Company of:

                                                (A)          a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

                                                (B)          a complete liquidation or dissolution of the Company; or

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                                                (C)          an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

                                  (iii)       acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange; or

                                  (iv)       a change in the composition of the Board over a period of twenty four (24) months or less such that a majority of the Board members ceases to be comprised of individuals who either: (i) have been board members continuously since the beginning of such period; or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                    e.          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                    f.          “Committee” shall mean the Committee appointed by the Board in accordance with Section 2 of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

                    g.          “Disability” shall mean a disability of an employee or a trustee which renders such employee or trustee unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee or trustee to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder.  “Disabled” shall mean having a Disability.  The determination of whether a Participant is Disabled shall be made by the Board, whose determination shall be conclusive; provided that,

                                  (i)          if a Participant is bound by the terms of an employment agreement between the Participant and the Company, whether the Participant is “Disabled” for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

                                  (ii)         a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

                    h.          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                    i.          “Fair Market Value” means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The NASDAQ Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (3) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The NASDAQ Market, then the Fair Market Value shall be determined by the Board acting in its discretion, which determination shall be conclusive.

                    j.          “Incentive Stock Option” means any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

                    k.          “Long-Term Performance Award” or “Long-Term Award” means an award made pursuant to Section 8 hereof that is payable in cash and/or Shares (including Restricted Shares, Performance Shares and Performance Units) in accordance with the terms of the grant, based on Company, business unit and/or individual performance, in each case as determined by the Committee and as set forth in the grant letter.

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                    l.          “Non-Employee Trustee” shall have the meaning set forth in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission (substituting the word “trustee” for “director”); provided, however, that the Board or the Committee may, in its sole discretion, substitute the definition of “outside director” provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

                    m.          “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

                    n.          “Participant” means an employee or trustee of the Company or a Subsidiary to whom an award is granted pursuant to the Plan.

                    o.          “Performance Share” means an award made pursuant to Section 9 hereof of the right to receive Shares at the end of a specified performance period.

                    p.          “Performance Unit” means an award made pursuant to Section 10 hereof of the right to receive cash at the end of a specified performance period.

                    q.          “Restricted Shares” means an award of Shares that is subject to restrictions pursuant to Section 7 hereof.

                    r.          “Retirement” means termination of the employment of a Participant with the Company, an Affiliate (including parent) or a Subsidiary other than (i) a termination effected at the direction of the Company or parent (whether or not the Company effects such termination for Cause), (ii) termination on account of Disability, or (iii) termination on account of death.  With respect to a trustee who is not also an employee of the Company, Retirement shall occur at such time as the individual ceases to be a trustee.

                    s.          “Rules” means Section 16 of the Exchange Act and the regulations promulgated thereunder.

                    t.          “SAR” means a share appreciation right granted under the Plan and described in Section 6 hereof.

                    u.          “Securities Broker” means a registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(k) hereof.

                    v.          “Share” means a common share of beneficial interest, $.01 par value per share, of the Company, subject to substitution or adjustment as provided in Section 3(c) hereof.

                    w.          “Stock Option” or “Option” means any option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5 hereof.

                    x.          “Subsidiary” means, in respect of the Company or parent, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code, and any other entity 50% or more of the economic interests in which are owned, directly or indirectly, by the Company.

                    y.          “Trustee” means a member of the Board.

          SECTION 2.  Administration.  The Plan shall be administered by the Board.  The Board may at any time by a unanimous vote, with each member voting, appoint a Committee consisting of not less than two Trustees to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe, provided that each Committee member shall be a Non-Employee Trustee.  Members of the Committee shall serve for such period of time as the Board may determine.  Members of the Board or the Committee who are eligible for awards or have been granted awards may vote on any matters affecting the administration of the Plan or any awards pursuant to the Plan.

          If a Committee is appointed, all references to actions to be taken by the Board in the administration of the Plan shall be construed as references to the Committee.

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          From time to time the Board may increase the size of the Committee and appoint additional members thereto (provided such new members are Non-Employee Trustees), remove members (with or without Cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          The Board shall have full authority to grant to eligible persons under Section 4: (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) Long-Term Performance Awards, (v) Performance Shares and/or (vi) Performance Units.  In particular, the Board shall have the authority:

                    a.          to select the persons to whom Options, SARs, Restricted Shares, Long-Term Performance Awards, Performance Shares and Performance Units may from time to time be granted hereunder;

                    b.          to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Shares, Long-Term Performance Awards, Performance Shares and Performance Units, or any combination thereof, are to be granted hereunder;

                    c.          to determine the number of Shares, if any, to be covered by each such award granted hereunder;

                    d.          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the Share price and any restriction or limitation, any vesting provisions, or any vesting acceleration or forfeiture waiver regarding any Option or other award and/or the Shares relating thereto, or the length of the period following termination of employment of any Participant during which any Option or SAR may be exercised (which, in the case of an Incentive Stock Option, shall be no longer than one year in the case of the termination of employment of a Participant by reason of death or Disability, or three months in the case of the termination of employment of a Participant for any reason other than death or Disability), based on such factors as the Board shall determine, in its sole discretion;

                    e.          to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(k); and

                    f.          to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an award under the Plan may be deferred either automatically or at the election of the Participant; and

                    g.          to make such arrangements with a Subsidiary for awards to be made to a Participant by such Subsidiary and for the transfer of Shares to such Subsidiary for the purpose of delivery to such Participant, as the Board may deem necessary or appropriate to further the purposes of the Plan.

          The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); to amend the terms of any agreement relating to any award issued under the Plan, provided that the Participant consents to such amendment; and to otherwise supervise the administration of the Plan.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award granted in the manner and to the extent it shall deem necessary to carry out the intent of the Plan.

          All decisions made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.  No member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Plan or any award made under the Plan.

          SECTION 3.  Shares Subject to the Plan.

                    a.          Shares Subject to the Plan.  The Shares to be subject or related to awards under the Plan shall be authorized and unissued Shares of the Company or Shares previously issued and subsequently acquired by or on behalf of the Company.  The maximum number of Shares available for awards under the Plan is 6,600,000.  Of such Shares, (1) 6,100,000 shall be available for Non-Qualified Stock Options, Incentive Stock Options, Restricted Shares, SARS, Long-Term Performance Awards and/or Performance Shares; and (2) 500,000 shall be available

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solely for Non-Qualified Stock Options, Incentive Stock Options and SARS that meet the Specified Limitation described below in this Section 3(a) (such 500,000 Shares referred to in this clause (2) being hereinafter referred to as the “Restricted Pool”).  The Company may reserve for the purposes of the Plan 6,600,000 Shares.  If and to the extent that an SAR, Long-Term Performance Award or Performance Unit is settled in cash or payable solely in cash, such award shall not reduce the number of Shares subject to the Plan.  No individual shall be granted, over the term of the Plan, Options or SARs exercisable for more than an aggregate of 4,500,000 Shares.  In order for a Non-Qualified Stock Option or Incentive Stock Option to meet the Specified Limitation, it must have an exercise price per Share purchasable under the Option of not less than 100% of the Fair Market Value of the Share on the date of the grant, and in order for an SAR to meet the Specified Limitation, it must entitle the recipient to receive, upon exercise thereof, the excess of the Fair Market Value of the Share covered by the SAR on the date of exercise over the Fair Market Value of a Share on the date of the grant.

                    b.          Effect of the Expiration or Termination of Awards.  If and to the extent that an award made under the Plan expires, terminates or is canceled or forfeited for any reason, the number of Shares associated with the expired, terminated, canceled or forfeited portion of the award shall again become available for award under the Plan.

                    c.          Other Adjustment.  In the event of any merger, reorganization, consolidation, recapitalization, Share distribution or dividend, Share split or combination, or other change in entity structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number, type and issuer of the securities reserved for issuance under the Plan, in the number and Option price of securities subject to outstanding Options granted under the Plan and in the number and price of securities subject to other awards made under the Plan, as may be determined to be appropriate by the Board in its sole discretion, provided that the number of securities subject to any award shall always be a whole number. The Board, in its sole discretion, shall make appropriate equitable anti-dilution adjustments to the number of then-outstanding SARs, and to the Fair Market Value upon which the value of such SARs is based.

          SECTION 4.  Eligibility.  Trustees and other employees of the Company or its Subsidiaries are eligible to be granted awards under the Plan.  Trustees and other employees who are not employees of the Company or of a Subsidiary that is a subsidiary as defined in Section 424(f) and (g) of the Code, are eligible to be granted awards under the Plan, but are not eligible to be granted Incentive Stock Options.

          SECTION 5.  Options.  Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options.  Options may be granted alone, in addition to or in tandem with other awards granted under the Plan.  Any Option granted under the Plan shall be in such form as the Board may from time to time approve.

          The Board shall have the authority to grant any Participant eligible under Section 4 Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without SARs).  To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

          Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate; provided, however, that the provisions of Option awards need not be the same with respect to each Participant:

                    a.          Option Price.  The exercise price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Board; provided that the exercise price per Share of an Option awarded under the Restricted Pool shall meet the Specified Limitation; and the exercise price per Share purchasable under an Incentive Stock Option shall be 100% of the Fair Market Value of the Share on the date of the grant.  However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary that is a subsidiary company as defined in Section 424(f) and (g) of the Code, shall have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

                    b.          Option Term.  The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years after the date the Option is granted.  However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary that is a subsidiary company as defined in Section 424(f) and (g)

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of the Code, may not have a term of more than five years.  No Option may be exercised by any person after expiration of the term of the Option.

                    c.          Exercisability.  Options shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant.  If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

                    d.          Method of Exercise.  Subject to the exercise provisions under Section 5(c) and the termination provisions set forth in Sections 5(f) through (i), Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased.  Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Board may accept.  As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of Shares that are not unvested Restricted Shares based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted.

          No Shares shall be issued upon exercise of an Option until full payment therefor has been made.  A Participant shall not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 13(a) hereof.

                    e.          Non-transferability of Options.  Unless otherwise determined by the Board, no Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

                    f.          Termination by Reason of Death.  Subject to Section 5(i), if a Participant’s service with the Company or any Subsidiary terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then one year from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

                    g.          Termination by Reason of Disability.  Subject to Section 5(i), if a Participant’s service with the Company or any Subsidiary terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then six months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option; provided, however, that if the Participant dies within such period, any unexercised Option held by such Participant shall, at the sole discretion of the Board, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year from the date of such death (or such other period as may be specified by the Board) or until the expiration of the stated term of such Option, whichever period is shorter.

                    h.          Other Termination.  Subject to Section 5(i), if a Participant’s service with the Company or any Subsidiary terminates for any reason other than death or Disability, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Board may determine at or after the time of grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then thirty (30) days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

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                    i.          Change of Control.  In the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Options to immediately become fully exercisable.

                    j.          Incentive Stock Option Limitations.  To the extent required for “incentive stock option” status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary shall not exceed $100,000.  For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

                    k.          Cashless Exercise.  The Company may, in the sole discretion of the Board, cooperate in a “cashless exercise” of an Option.  The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

          SECTION 6.  Share Appreciation Rights.

                    a.          Grant.  SARs may be granted alone (“Stand-Alone SARs”) or in conjunction with all or part of any Option granted under the Plan (“Tandem SARs”). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option.  In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option.

                    b.          Exercise.

                                 (i)          Tandem SARs.  A Tandem SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem SAR granted with respect to less than the full number of Shares covered by a related Option shall be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

          A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates shall be exercisable in accordance with the provisions of Section 5 and this Section 6.  Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem SARs have been exercised.

          Upon the exercise of a Tandem SAR, a Participant shall be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over (B) the aggregate exercise price of such Option (or such portion thereof).

          Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related shall be deemed to have been exercised and (for the purpose of the limitation set forth in Section 3(a) of the Plan on the number of Shares available for awards under the Plan) the number of Shares available for awards under the Plan shall be reduced by the number of Shares, if any, issued upon such exercise; provided however, that if the Tandem SAR is from the Restricted Pool (as defined in Section 3(a) of the Plan), then the number of Shares available for awards under the Plan shall instead be reduced by the total number of Tandem SARs that are exercised and settled for Shares and not the number of Shares, if any, issued upon such exercise.

          A Tandem SAR may be exercised only if and when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

                                  (ii)       Stand-Alone SARs.  A Stand-Alone SAR may be exercised by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR shall have become vested and exercisable as of the date of exercise.

          Upon the exercise of a Stand-Alone SAR, a Participant shall be entitled to receive, in either cash and/or Shares, as determined by the Board, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the

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date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR) as of the date such SAR  (or a portion of such SAR) was granted.

          For the purpose of the limitation set forth in Section 3(a) of the Plan on the number of Shares available for awards under the Plan, upon the exercise of a Stand-Alone SAR, the number of Shares available for awards under the Plan shall be reduced by the number of Shares, if any, issued under, and upon the exercise of, the Stand-Alone SAR; provided however, that if the Stand-Alone SAR is from the Restricted Pool (as defined in Section 3(a) of the Plan), then the number of Shares available for awards under the Plan shall instead be reduced by the total  number of Stand-Alone SARs that are exercised and settled for Shares and not the number of Shares, if any, issued upon such exercise.

                    c.          Terms and Conditions.  SARs shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board, in its sole discretion; provided, however, that the provisions of SAR awards need not be the same with respect to each Participant. Such terms and conditions include the following:

                                 (i)          Non-Transferability.  Unless otherwise determined by the Board, no SAR shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all SARs shall be exercisable, during the Participant’s lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

                                 (ii)          Term of SAR.  The term of each SAR shall be fixed by the Board, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option, and provided further that the term of a Stand-Alone SAR shall be ten (10) years, unless another term is specified by the Board.

                                 (iii)          Exercisability.  SARs shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option.  A Participant shall not have any rights as a shareholder with respect to any SAR.

                                 (iv)          Termination of Employment.  Unless otherwise specified in the terms of an award, SARs shall be subject to the terms of Sections 5(f)-(h) with respect to exercise upon termination of employment.

                                 (v)          Change of Control.  In the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding SARs to immediately become fully exercisable.

          SECTION 7.   Restricted Shares.

                    a.          Administration.  Restricted Shares may be issued either alone or in addition to other awards granted under the Plan.  The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

          The Board may condition the vesting of Restricted Shares upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion, at the time of the award.  The Board may award Restricted Shares that vest without regard to the attainment of specified performance goals.

          The provisions of Restricted Share awards need not be the same with respect to each Participant.

                    b.          Awards and Certificates.  The prospective recipient of a Restricted Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.  The purchase price for Restricted Shares may be zero.

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          Each Participant receiving a Restricted Share award shall be issued a share certificate in respect of such Restricted Shares.  Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          “The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Brandywine Realty Trust Amended and Restated 1997 Long-Term Incentive Plan, as amended, and an Agreement entered into between the registered owner and Brandywine Realty Trust.  Copies of such Plan and Agreement are on file in the principal offices of Brandywine Realty Trust and will be made available to any Shareholder without charge upon request to the Secretary of the Company.”

          The Board may require that the share certificates evidencing Restricted Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Share award, the Participant shall have delivered to the Company a share power, endorsed in blank, relating to the Shares covered by such award.

                    c.          Restrictions and Conditions.  The Restricted Shares awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                                 (i)          During a period set by the Board commencing with the date of such award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan.  The Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Board may determine, in its sole discretion.  The Board may, in its sole discretion, issue Restricted Shares under the Plan for which all restrictions are waived, including, but not limited to, Restricted Shares issued to Trustees as part or all of their Trustees’ fees for any period.

                                 (ii)         Except as provided in this paragraph (ii) and Section 7(c)(i), once the Participant has been issued a certificate or certificates for Restricted Shares, the Participant shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends.  The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Shares to the extent Shares are available under Section 3 of the Plan.

                                 (iii)       Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant’s service with the Company for reasons other than death or Disability during the Restriction Period, all Restricted Shares still subject to restriction shall be forfeited by the Participant.  Subject to the provisions of the Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Board shall deem appropriate in its sole discretion.  Unless otherwise provided in an award agreement, upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Shares award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such Disability commenced (as determined by the Board in its sole discretion), and a share certificate or share certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be delivered by the Company to the Participant or the Participant’s estate, as the case may be, in exchange for the share certificate or share certificates that contain such restrictive legend.

                                 (iv)       In the event of hardship or other special circumstances of a Participant whose service with the Company is involuntarily terminated (other than for Cause), the Board may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant’s Restricted Shares, based on such factors as the Board may deem appropriate.

                                 (v)        If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period, the certificates for such Shares, without bearing the restrictive legend described in Section 7(b), shall be promptly delivered by the Company to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

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                                 (vi)       In the event of a Change of Control, the Board, in its sole discretion, may cause all Restricted Shares remaining subject to forfeiture to immediately cease to be subject to forfeiture and a share certificate or shares certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be issued by the Company and delivered to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

          SECTION 8.  Long-Term Performance Awards.

                    a.          Awards and Administration.  Long-Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan.  Prior to award of a Long-Term Performance Award, the Board shall determine the nature, length and starting date of the performance period (the “performance period”) for each Long-Term Performance Award.  Performance periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different performance periods and/or different performance factors and criteria.  Prior to award of a Long-Term Performance Award, the Board shall determine the performance objectives to be used in awarding Long-Term Performance Awards and determine the extent to which such Long-Term Performance Awards have been earned.  Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Board may deem appropriate, including, but not limited to, earnings per Share or return on equity.

          At the beginning of each performance period, the Board shall determine for each Long-Term Performance Award subject to such performance period the range of dollar values and/or number of Shares to be awarded to the Participant at the end of the performance period if and to the extent that the relevant measure(s) of performance for such Long-Term Performance Award is (are) met.  Such dollar values or number of Shares may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Board, in its sole discretion.

                    b.          Adjustment of Awards.  In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Board may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected, to the extent deemed appropriate by the Board, in its sole discretion, to avoid unintended windfalls or hardship.

                    c.          Termination of Service.  Unless otherwise provided in the applicable award agreements, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable performance period:

                                 (i)          based, to the extent relevant under the terms of the award, upon the Participant’s performance for the portion of such performance period ending on the date of termination and the performance of the applicable business unit(s) for the entire performance period, and

                                 (ii)         pro-rated, where deemed appropriate by the Board, for the portion of the performance period during which the Participant was employed by or served on the Board of the Company, all as determined by the Board, in its sole discretion.

          However, the Board may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Board deems appropriate, in its sole discretion.

          Except as otherwise determined by the Board, if a Participant terminates service with the Company during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Awards subject to such performance period, unless the Board shall otherwise determine, in its sole discretion.

          In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to a Long-Term Performance Award to immediately terminate and a share certificate or share certificates representing Shares subject to such award, or cash, as the case may be, to be issued and/or delivered to the Participant.

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                    d.          Form of Payment.  The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis, together with such interest or earnings equivalent as may be determined by the Board, in its sole discretion.  Payment shall be made in the form of cash or whole Shares, including Restricted Shares, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period, all as the Board shall determine at or after grant.  A Participant whose Long-Term Performance Award is payable in Shares or Restricted Shares shall not have any rights as a shareholder until such share certificate or share certificates have been issued to such Participant, and, if requested, the Participant has given the representation described in Section 13(a) hereof.

          SECTION 9.  Performance Shares.

                    a.          Awards and Administration.  The Board shall determine the persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any such person, the duration of the period (the “performance period”) during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the award in addition to those set forth below.

          The Board may condition the receipt of Shares pursuant to a Performance Share award upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

          The provisions of Performance Share awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

                    b.          Terms and Conditions.  Performance Shares awarded pursuant to this Section 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                                 (i)          Conditions.  The Board, in its sole discretion, shall specify the performance period during which, and the conditions under which, the receipt of Shares covered by the Performance Share award will be deferred.

                                 (ii)         Share Certificate.  At the expiration of the performance period, if the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied, a share certificate or share certificates evidencing the number of Shares covered by the Performance Share award shall be issued and delivered to the Participant.  A Participant shall not be deemed to be the holder of Shares, or to have the rights of a holder of Shares, with respect to the Performance Shares unless and until a share certificate or share certificates evidencing such Shares are issued to such Participant.  If, with respect to an award of Performance Shares, the Board determines after the expiration of the performance period that a Participant is not entitled to the entire number of Performance Shares represented by the award, then the Shares representing the portion of the award that is not paid to the Participant shall again become available for award under the Plan, subject to Section 3(b).

                                 (iii)       Death, Disability or Retirement.  Subject to the provisions of the Plan, and unless otherwise provided in the Performance Share Agreement, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied.  In such event, a share certificate or share certificates evidencing such Shares shall be issued and delivered to the Participant or the Participant’s estate, as the case may be.

                                 (iv)       Termination of Service.  Unless otherwise determined by the Board at the time of grant, the Performance Shares will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                                 (v)         Change of Control.  In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to the Performance Shares to immediately terminate and a share

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certificate or share certificates evidencing Shares subject to the Share award to be issued and delivered to the Participant.

          SECTION 10.  Performance Units.

                    a.          Awards and Administration.  The Board shall determine the persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any such person, the duration of the period (the “performance period”) during which, and the conditions under which, a Participant’s right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the award in addition to those set forth below.

          A Performance Unit shall have a fixed dollar value.

          The Board may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

          The provisions of Performance Unit awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

                    b.          Terms and Conditions.  Performance Units awarded pursuant to this Section 10 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                                 (i)          Conditions.  The Board, in its sole discretion, shall specify the performance period during which, and the conditions under which, the Participant’s right to Performance Units will be vested.

                                 (ii)         Vesting.  At the expiration of the performance period, the Board, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

                                 (iii)        Death, Disability or Retirement.  Subject to the provisions of this Plan, and unless otherwise provided in the award agreement, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or the Participant’s estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Units that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Unit agreement have been satisfied, and payment thereof shall be made to the Participant or the Participant’s estate, as the case may be.

                                 (iv)       Termination of Service.  Unless otherwise determined by the Board at the time of grant, the Performance Units will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                                 (v)         Change of Control.  In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to Performance Units to immediately terminate and cash representing the full amount of such award to be paid to the Participant.

          SECTION 11.  Amendments and Termination.  The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant with respect to an Option, SAR, Restricted Share, Long-Term Performance Award, Performance Share or Performance Unit which has been granted under the Plan, without the Participant’s consent, or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy) (“Shareholder Approval”), would:

                    a.          except as expressly provided in the Plan, increase the total number of Shares reserved for the purposes of the Plan;

                    b.          change the persons or class of persons eligible to participate in the Plan; or

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                    c.          extend the maximum Option term under Section 5(b) of the Plan.

          Except as permitted by Section 3(c), the Board shall not, without Shareholder Approval, amend a previously granted Option or grant a new Option in substitution for a previously granted Option, if such amended or substituted Option would have an exercise price that is lower than the original Option.

          Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

          SECTION 12.  Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to awards hereunder.

          SECTION 13.   General Provisions.

                    a.          The Board may require each person acquiring Shares or a Share-based award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares or Share-based award for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate to ensure compliance with applicable Federal and state securities laws.  The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

          All certificates for Shares or other securities delivered under the Plan shall be subject to such share transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                    b.          Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required by law or any stock exchange upon which the Shares are then listed; and such arrangements may be either generally applicable or applicable only in specific cases.

                    c.          The adoption of the Plan shall not confer upon any employee of the Company or a Subsidiary any right to continued employment with the Company or such Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate the employment of any of its employees at any time.

                    d.          No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                    e.          At the time of grant of an award under the Plan, the Board may provide that the Shares received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any Shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Shares, subject to such other terms and conditions as the Board may specify at the time of grant.

                    f.          The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

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                    g.          The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

          SECTION 14.  Effective Date of Plan.  This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall not be an Incentive Stock Option Plan if it is not approved, within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company’s outstanding voting shares is present, either in person or by proxy.  The Board may make awards hereunder prior to approval of the Plan; provided, however, that any and all Incentive Stock Options so awarded automatically shall be converted into Non-Qualified Stock Options if the Plan is not approved by shareholders within 365 days of its adoption.

          SECTION 15.  Term of Plan.  No Option, SAR, Restricted Share, Long-Term Performance Award, Performance Share or Performance Unit shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the latest date of shareholder approval of either the Plan or an amendment to the Plan, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

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BRANDYWINE REALTY TRUST

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet

1. Log on to the Internet and go to http://www.eproxyvote.com/bdn
2. Enter your Personal Identification Number listed above and follow the easy steps outlined on the secured website.

OR

Vote-by-Telephone

1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
2. Enter your Personal Identification Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark votes as in this example.

5534

The Board of Trustees recommends a vote "FOR" proposals 1, 2 and 3.

BRANDYWINE REALTY TRUST

1. Election of Trustees. (Please see reverse)

FOR ALL NOMINEES ☐ WITHHOLD ALL NOMINEES ☐

Nominees: 01. Walter D' Alessio
02. D. Pike Aloian
03. Donald E. Axinn
04. Wyche Fowler
05. Michael J. Joyce
06. Anthony A. Nichols Sr.
07. Charles P. Pizzi
08. Gerard H. Sweeney

☐ For, except vote withheld from the following nominee(s):

____

	FOR	AGAINST	ABSTAIN
2. Ratification of the Audit Committee's appointment of PricewaterhouseCoopers, LLP as independent registered accounting firm.	☐	☐	☐
3. Approval of the amendment and restatement of the 1997 Long-Term Incentive Plan.	☐	☐	☐

4. In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

DISCONTINUE ANNUAL REPORT ☐

Change of Address and/or Comments Mark Here ☐

Note: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

Signature: ______________________ Date: __________ Signature: ______________________ Date: __________